UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

COUNTY BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COUNTY BANCORP, INC.
860 North Rapids Road
Manitowoc, Wisconsin 54221
(920) 686-9998

April 27, 2017

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of County Bancorp, Inc., scheduled for 6:00 p.m., central time, on Tuesday, June 20, 2017, at the Holiday Inn Manitowoc, located at 4601 Calumet Avenue, Manitowoc, Wisconsin 54220.

We are taking advantage of the Securities and Exchange Commission rules allowing companies to provide their shareholders with access to proxy materials over the Internet. On or about April 27, 2017, we will begin mailing a Notice of Internet Availability of Proxy Materials (“Notice”) to our shareholders informing them that our Proxy Statement, the 2016 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2016, along with voting instructions, are available online. As more fully described in the Notice, shareholders may choose to access our proxy materials on the Internet or may request to receive paper copies of the proxy materials. This allows us to conserve natural resources and reduces the cost of printing and distributing the proxy materials, while providing our shareholders with access to the proxy materials in a fast, easily accessible and efficient manner.

The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Your Board of Directors and management look forward to personally greeting those shareholders who are able to attend.

If you have any questions or require assistance, please contact Mark A. Miller at (920) 686-5692.

Sincerely,

William C. Censky

William C. Censky
Chairman of the Board
County Bancorp, Inc.

COUNTY BANCORP, INC.
860 North Rapids Road
Manitowoc, Wisconsin 54221

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TUESDAY, JUNE 20, 2017

6:00 P.M.

Place:

Holiday Inn Manitowoc, located at 4601 Calumet Avenue, Manitowoc, Wisconsin 54220

Items of Business:

1.	The election of four Class III directors to serve on our Board of Directors until the 2020 annual meeting, or until their successors are elected and qualified.
2.	The approval of an amendment to the Articles of Incorporation of County Bancorp, Inc. (the “Articles”) to set the minimum number of directors at ten and to require three classes of directors.
3.	The approval of an amendment to the Articles to provide for mandatory indemnification of directors and officers of County Bancorp, Inc., to the fullest extent permitted by law.
4.	The approval of an amendment to the Articles to designate the courts of the state of Wisconsin as the exclusive forum for certain legal actions.
5.	The ratification of the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for County Bancorp, Inc. for the fiscal year ending December 31, 2017.
6.	Such other business as may properly come before the meeting and all adjournments thereof.

Who May Vote:

You may vote if you were a shareholder of record on April 18, 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 20, 2017:

The Proxy Statement, the 2016 Annual Report to Shareholders and our Annual Report on Form 10-K are available online at www.envisionreports.com/ICBK.

YOU CAN VOTE BY INTERNET – www.envisionreports.com/ICBK.

YOU CAN ALSO VOTE BY TELEPHONE AT 1-800-652-VOTE (1-800-652-8683).

YOUR VOTE IS IMPORTANT.

If you do not vote by using the Internet or the telephone, you are urged to sign, date and promptly return your proxy so that your shares may be voted in accordance with your wishes and so that the presence of a quorum at the meeting may be assured.  The prompt return of your signed proxy or your prompt vote by using the Internet or the telephone, regardless of the number of shares you hold, will aid County Bancorp, Inc. in reducing the expense of additional proxy solicitation.  The giving of your proxy does not affect your right to vote in person if you attend the meeting.

Mark A. Miller

Mark A. Miller
Secretary
County Bancorp, Inc.

Manitowoc, Wisconsin
April 27, 2017

PROXY STATEMENT
for
ANNUAL MEETING OF SHAREHOLDERS
of
COUNTY BANCORP, INC.

To Be Held on June 20, 2017

GENERAL INFORMATION

Purpose

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of County Bancorp, Inc., a Wisconsin corporation (all references to “County,” the “Company,” “we” or “our” refer to County Bancorp, Inc., unless the context requires otherwise) to be voted at the Annual Meeting of Shareholders to be held at 6:00 p.m., central time on Tuesday, June 20, 2017 (the “Annual Meeting”), at the Holiday Inn Manitowoc, located at 4601 Calumet Avenue, Manitowoc, Wisconsin 54220, and at any and all adjournments of the Annual Meeting.  The cost of solicitation of proxies will be borne by County.  In addition to solicitation by mail, some of County’s directors, officers and employees may, without extra compensation, solicit proxies by telephone or in person.  This proxy statement is first being mailed to County’s shareholders on or about April 27, 2017.

Internet Availability of Proxy Materials

Securities and Exchange Commission (“SEC”) rules allow us to make our Proxy Statement and other annual meeting materials available to you on the Internet. On or about April 27, 2017, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders of record on the Record Date (as described below) advising them that this Proxy Statement, the 2016 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2016, along with voting instructions, may be accessed over the Internet at www.envisionreports.com/ICBK. You may then access these materials and vote your shares over the Internet, or request that a printed copy of the proxy materials be sent to you. If you want to receive a paper copy of these materials, you must make the request over the Internet at www.envisionreports.com/ICBK or by calling toll free 1-866-641-4276. There is no charge to you for requesting a paper copy. If you would like to receive a paper copy of the proxy materials, please make your request on or before May 6, 2017, in order to facilitate timely delivery.

Who Can Vote

The Board has fixed the close of business on April 18, 2017, as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting.  Each share of County’s common stock, par value $0.01 per share (“Common Stock”), is entitled to one vote on each matter to be voted on at the Annual Meeting.  No other class of securities will be entitled to vote at the Annual Meeting.

Quorum and Shares Outstanding

The presence, in person or by proxy, of a majority of the votes entitled to be cast by shares entitled to vote at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting.  The securities of County entitled to be voted at the Annual Meeting consist of shares of its Common Stock, of which 6,615,232 shares were issued and outstanding at the close of business on the Record Date. Therefore, at least 3,307,617 shares need to be present, in person or by proxy, at the Annual Meeting.

Matters to be Voted on at the Meeting

You are being asked to vote on: (i) the election of four Class III directors of County for a term expiring in 2020; (ii) the approval of an amendment to the Articles of Incorporation of County (the “Articles”) to set the

minimum number of directors at ten and to require three classes of directors; (iii) the approval of an amendment to the Articles to provide for mandatory indemnification of directors and officers of County, to the fullest extent permitted by law; (iv) the approval of an amendment to the Articles to designate the courts of the state of Wisconsin as the exclusive forum for certain legal actions (each of the amendments referred to in (ii), (iii) and (iv), an “Amendment”, and collectively, the “Amendments”); and (v) the ratification of the appointment of CliftonLarsonAllen LLP (“CLA”) as our independent registered public accounting firm for the 2017 fiscal year.  These matters are more fully described in this proxy statement.

Required Votes

The number of affirmative votes required to approve each of the proposals to be considered at the Annual Meeting is as follows:

Proposal 1 – Election of Directors

Directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election at the Annual Meeting.  The four nominees for Class III directors receiving the largest number of affirmative votes cast at the Annual Meeting will be elected as Class III directors.

Proposals 2, 3 and 4 – Approval of Amendments to the Articles

Each Amendment must be approved a majority of the votes cast at the Annual Meeting such Amendment.

Proposal 5 – Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of CLA as County’s independent registered public accounting firm must be approved a majority of the votes cast at the Annual Meeting on the proposal.

Other Proposals

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve any other matters to properly come before the Annual Meeting.

Abstentions and Broker Non-Votes

Abstentions will be treated as shares that are present and entitled to be cast for purposes of determining the presence of a quorum, but as not cast for purposes of determining the approval of any matter submitted to shareholders for a vote.  Therefore, abstentions will not affect the outcome of any of the proposals considered at the Annual Meeting.

Broker non-votes will count for purposes of determining whether or not a quorum is present since a routine matter (the ratification of the appointment of our independent registered public accounting firm) is on the proxy ballot.  However, broker non-votes will not be counted as votes cast and therefore will not have an effect on any of the proposals considered at the Annual Meeting.

Please note that the election of directors and the approval of each of the Amendments are all considered to be non‑routine matters.  As a result, if your shares are held by a broker or other fiduciary, it cannot vote your shares on these matters unless it has received voting instructions from you.

How You Can Vote

Shareholders are urged to vote as promptly as possible by Internet or telephone, or by signing, dating, and returning your proxy card in the envelope provided.  If no specification is made, the shares will be voted “FOR” the election of the Board’s nominees for director, “FOR” the approval of each of the Amendments, and “FOR” the ratification of the appointment of CLA as County’s independent registered public accounting firm for 2017.

VOTE BY INTERNET — www.envisionreports.com/ICBK.  Use the Internet to transmit your voting instructions and for electronic delivery of information up until 1:00 a.m. central time on June 20, 2017.  Have your Notice or proxy card, if you requested paper copies of the proxy materials, and the proxy materials in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.  You will be required to enter the unique control number imprinted on your Notice or proxy card in order to vote online.

The Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to provide their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.  You should be aware that there might be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.  If you vote by Internet, please do not mail your proxy card.

VOTE BY TELEPHONE — 1-800-652-VOTE (1-800-652-8683).  Use any touch-tone telephone to transmit your voting instructions up until 1:00 a.m. central time on June 20, 2017.  Have your Notice or proxy card, if you requested paper copies of the proxy materials, and the proxy materials in hand when you call and then follow the instructions.  If you vote by telephone, please do not mail your proxy card.

IN PERSON – You may also vote in person at the Annual Meeting.

Revocation of Proxy

Proxies may be revoked at any time prior to the time they are exercised by filing with the Secretary of County a written revocation or a duly executed proxy bearing a later date.  Proxies may not be revoked via the Internet or by telephone.

The Secretary of County is Mark A. Miller, 860 N. Rapids Road, P.O. Box 700, Manitowoc, Wisconsin 54221-0700.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Company’s Second Amended and Restated Bylaws (the “Bylaws”) provide that the Board is to be divided into three classes serving staggered three-year terms.

The Board has nominated four incumbent members of the Board, Timothy J. Schneider, Lynn D. Davis, Andrew J. Steimle and Kenneth R. Zacharias, to stand for election at the Annual Meeting as Class III directors.  If elected, each nominee for Class III director would serve until the 2020 annual meeting of shareholders and until his or her successor is duly elected and qualified.  Unless otherwise directed, proxies will be voted “FOR” the election of each of the four Class III director nominees.  If any of the nominees would decline or be unable to act, which management does not anticipate, proxies will be voted with discretionary authority for a substitute nominee to be designated by the Board of Directors.

Following is information regarding the Company’s directors.  Unless otherwise noted, each of the directors have been employed in their principal occupation with the same organization for at least the last five years.  As of such date, no director or executive officer is related to any other director or executive officer of the Company or Investors Community Bank (the “Bank”) by blood, marriage, or adoption, with the exception of Mark Binversie and Gary Ziegelbauer, who are first cousins. There are no arrangements or understandings between a director or executive officer and any other person pursuant to which such person was selected as a director or executive officer, except that Rick G. Dercks and Robert E. Matzke were appointed as directors in connection with County’s acquisition of Fox River Valley Bancorp, Inc. (“Fox River Valley”), which was completed in May 2016.

Name	Age	Business Experience During Last Five Years	Director Since
NOMINEES
Class III Nominees (Terms expire in 2020)
Timothy J. Schneider	51

Mr. Schneider is one of our founders and has served as President of County since September 2014 and as Chief Executive Officer of the Bank since November 2013.  Mr. Schneider has previously served as our Vice President from 1996 to September 2014, our Secretary from 1996 to 2014, and Chief Operating Officer and commercial and agricultural lender of the Bank from 1997 to 2013.  Mr. Schneider has also served on our Board of Directors since May 1996.  Mr. Schneider has been in the banking profession for over 28 years, during which time he gained expertise in agricultural and commercial banking as a commercial and agricultural lender, which qualifies him to serve as director of the Company.  Mr. Schneider holds a Bachelor’s Degree of Business in management and economics from the University of Wisconsin—River Falls, and a degree from the Graduate School of Banking of the University of Wisconsin—Madison.

			1996

Name	Age	Business Experience During Last Five Years	Director Since
Lynn D. Davis, Ph.D.	62

Dr. Davis has served on our Board of Directors since April 2014.  Dr. Davis primarily works as a consulting dairy nutritionist for Nutrition Professionals, Inc. where he was a founding partner in 1983 and currently serves as President.  Additionally, he is co-founder, shareholder and board member for Breeze Dairy Group, LLC, which owns three large dairy farms, Quality Roasting, Inc., a soybean processing facility and The Heifer Authority, LLC, a dairy heifer development lot.  Dr. Davis understands the dairy industry by virtue of his experience as a consultant to dairy farms, as well as an owner of dairy farms, which qualifies him to serve as director of the Company.  Dr. Davis has a B.S. in Animal Science from the University of Wisconsin—River Falls and an M.S. and Ph.D. in Nutritional Physiology from Iowa State University.

			2014
Andrew J. Steimle	47

Mr. Steimle has served on our Board of Directors since April 2008.  He is a business and real estate attorney practicing in Wisconsin since 1995, and is a founding partner of Steimle Birschbach LLC, which was founded in June 2009 and is a boutique law firm concentrating in business, real estate and estate planning.  Mr. Steimle chairs the firm’s business and real estate practice groups.  Mr. Steimle’s qualifications to serve as director of the Company include his representation of closely held businesses throughout Wisconsin, which gives him insight and familiarity with issues that are important to our individual customers.  Mr. Steimle holds a B.B.A degree in finance from the University of Wisconsin—Milwaukee and a juris doctorate degree from Marquette University Law School.

			2008
Kenneth R. Zacharias	54	Mr. Zacharias has served on our Board of Directors since April 2008. He is a Certified Public Accountant and has been a shareholder at Schenck S.C., a certified public accounting firm, since 1999. Mr. Zacharias’ qualifications to serve as director of the Company include his broad background in the income tax and general business consulting areas and a focus in the commercial real estate sector. Mr. Zacharias holds a B.A. degree in accounting from St. Norbert College.	2008

Name	Age	Business Experience During Last Five Years	Director Since
CONTINUING DIRECTORS
Class I Directors (Terms expire in 2018)
William C. Censky	66

Mr. Censky is one of our founders and has served as Chairman of the Board of the Company since 1996.  He served as Executive Chairman of the Bank from 1997 through 2016 and has served as Chairman of the Bank thereafter.  Mr. Censky has served on our Board of Directors since County’s inception in May 1996.  Mr. Censky previously served as President of County from 1997 to September 2014 and as Chief Executive Officer of the Bank from 1997 to November 2013.  Mr. Censky is an accomplished bank executive and leader with over 30 years of bank management experience ranging from being a bank Chief Executive Officer, a founding chairman of a successful de novo bank, an organizing board member for two additional de novo banks, to being the Chief Financial and Operations officer of an independent state charted bank, which qualifies him to serve as director of the Company.  Mr. Censky holds a B.B.A. degree in finance and an M.B.A with concentrations in accounting and finance from the University of Wisconsin—Oshkosh.

			1996
Edson P. Foster, Jr.	68	Mr. Foster has served on our Board of Directors since April 2000. Mr. Foster has been President and Chief Executive Officer of Foster Needle Co., Inc., a manufacturing company, since July 1977 until his retirement in June 2013. He is currently Vice Chairman of Foster Needle Co., Inc. Mr. Foster’s qualifications to serve as director of the Company include his significant national and international business experience, which enables him to provide important insights in the areas of management and corporate governance. Mr. Foster holds a B.S. degree in accounting from Carroll University.	2000
Wayne D. Mueller	63

Mr. Mueller is one of our founders and has served as a part-time employee, to assist with special assignments, of County since April 2014. Mr. Mueller has previously served as Senior Lender and Executive Vice President of agricultural lending as well as a lender of the Bank since 1997.  Mr. Mueller has also served on our Board of Directors since May 1996.  Mr. Mueller also served as a member and chair of the Wisconsin Agricultural Bankers Section, a group organized by the Wisconsin Bankers Association.  His qualifications to serve as a director of the Company include his operating, management and leadership experience in County and in the banking industry more generally.  Mr. Mueller holds a degree in marketing from Moraine Park Technical College.

			1996

Name	Age	Business Experience During Last Five Years	Director Since
Gary J. Ziegelbauer	65	Mr. Ziegelbauer has served on our Board of Directors since May 1996. Mr. Ziegelbauer has been the President of Triangle Distributing Co., a Wisconsin beer distributor, since June 1972. His qualifications to serve on the Board of the Company include his significant business experience, as well as longstanding business and personal relationships throughout Wisconsin. Mr. Ziegelbauer attended the University of Wisconsin—Whitewater and the University of Wisconsin—Green Bay.	1996
Class II Directors (Terms expire in 2019)
Mark R. Binversie	57

Mr. Binversie is one of our founders and has served as President of the Bank since March 1997.  Mr. Binversie has also served on our Board of Directors since May 1996.  Prior to joining us, Mr. Binversie oversaw the Agricultural Department for Firstar Bank Manitowoc for 16 years.  Mr. Binversie previously owned and operated Heartland Dairy, LLC, a dairy farm, for 15 years.  His agricultural lending expertise has led to his involvement in redesigning the Farm Service Agency’s Guaranteed Loan Program and his assistance in the Wisconsin Housing Economic Development Authority’s Credit Relief Outreach Program for Wisconsin’s farmers.  Mr. Binversie also served as President and chairman of the Agriculture Bankers Section of the Wisconsin Bankers Association.  Mr. Binversie’s qualifications to serve as a director of the Company include his operating, management and leadership experience in County and in the banking industry more generally, as well as his experience in the dairy farm sector.  Mr. Binversie holds a Bachelor’s degree in Agri-Business and Economics from the University of Wisconsin—Platteville.

			1996
Rick G. Dercks	49

Mr. Dercks has served on our Board of Directors since May 2016.  Mr. Dercks has been an independent financial consultant and investment manager since 2003. Prior to that he worked in the banking industry for 15 years and also served on the board of directors of Fox River Valley and The Business Bank.  Having worked extensively in the banking and finance industry in various capacities for more than 20 years qualifies Mr. Dercks to serve as a director of the Company and provide valuable insight in the areas of banking and management. He also serves on the board and has significant personal investment in Fox Valley Spring, a manufacturer of springs, stampings and wire forms. Mr. Dercks holds a Bachelor’s degree in finance from UW-Oshkosh and an MBA from UW-Madison.

			2016

Name	Age	Business Experience During Last Five Years	Director Since
Robert E. Matzke	66

Mr. Matzke has served on our Board of Directors since May 2016. Mr. Matzke has been an independent financial advisor for more than 30 years and currently serves as the owner of Financial Services Of Northeast Wisconsin, Inc. a registered investment advisory firm located in Hortonville, Wisconsin. He is one of the original shareholders and board members for Fox River Valley and The Business Bank, having served on the bank’s loan committee since inception. Mr. Matzke is an entrepreneur with extensive experience in the finance and banking areas, which qualifies him to serve as a director of the Company. He also previously worked on a family dairy farm, which brings valuable agriculture insight. Mr. Matzke holds a Bachelor’s degree in business management from UW-Oshkosh.

			2016
Kathi P. Seifert	68

Ms. Seifert has been a director of the Bank since January 2016 and a director of the Company since June 2016. In June 2004, Ms. Seifert retired as Executive Vice President of Kimberly-Clark Corporation, leading the company's personal care business and sales organization. Previously, Ms. Seifert worked in various marketing positions at The Procter & Gamble Company, Beatrice Foods and Fort Howard Paper Company. Ms. Seifert also serves as a director of Appvion, Inc. (formerly Appleton Papers, Inc.) and Eli Lilly and Company, the latter of which is a public reporting company with the SEC.  Ms. Seifert previously served as a director of Lexmark International, Inc., Revlon Inc., Supervalu Inc. and Albertsons Inc., each of which is a public reporting company with the SEC.  Ms. Seifert holds a Bachelor’s degree in marketing, management from Valparaiso University.

			2016

In addition, the business experience for each of our executive officers not otherwise discussed above is as follows:

Name	Age	Position
David D. Kohlmeyer	62

Mr. Kohlmeyer joined the Bank in May 2016 as a part of the merger with Fox River Valley and assumed the position of Interim Chief Financial Officer and Treasurer of the Company, as well as Interim Chief Financial Officer and Senior Vice President of the Bank, in August 2016.  Prior to joining the Bank, he held the position of Executive Vice President and Chief Financial Officer of Fox River Valley and The Business Bank since 2001. Mr. Kohlmeyer is a certified public accountant with over 40 years of banking experience in accounting and operations management, including over 15 years as a Chief Financial Officer at a bank holding company.  Mr. Kohlmeyer holds a B.B.A. degree in accounting from the University of Wisconsin—Milwaukee.

David A. Coggins	63

Mr. Coggins joined the Bank as Executive Vice President of agricultural banking in August 2009 and served in that capacity until becoming Chief Banking Officer in November 2015.  Mr. Coggins has over 40 years of financial and banking experience with 35 years of prior progressive experience in lending, supervision and executive management in both agricultural and commercial lending institutions.  Mr. Coggins holds a Bachelor’s degree in Animal Science from the University of Wisconsin-River Falls.

Craig P. Mayo	54

Mr. Mayo joined the Bank as a special assets officer in October 2011 and as Executive Vice President and Chief Credit Officer of the Bank since July 2014.  He is a seasoned banking professional with 33 years of experience in credit and sales, with a strong credit background with formal credit training.  Prior to his experience at the Bank, he was Vice President and Special Loans Officer at Citizens Bank in Green Bay, Wisconsin from 2009 to 2011.  Mr. Mayo holds a B.A. degree from Middlebury College and a degree from the Graduate School of Banking of the University of Wisconsin—Madison.

Mark A. Miller	60

Mr. Miller has been the Secretary of the Company since March 2014, Executive Vice President and Chief Risk Officer of the Bank since January 2014 and Counsel for the Bank since 2011.  Mr. Miller first joined the Bank in 2010 in a role relating to special projects at the Bank.  Mr. Miller was the chief executive officer and a shareholder of Whyte Hirschboeck Dudek S.C., a full-service law firm in Milwaukee, Wisconsin from 2001 to 2009 and from 1994 to 2009, respectively.  Mr. Miller was also President of Miller Implement Company, a farm equipment dealership, from 1992 to 2008.  Mr. Miller holds an A.B. degree in History from the University of Chicago and a juris doctorate degree from Marquette University Law School.

Director Compensation

In 2016, all non-employee directors of the Company Board received a monthly retainer of $2,290.  Non-employee directors received $470 for each committee meeting of the Company Board or Bank Board of Directors lasting in excess of thirty minutes.  In addition, non-employee directors of the Company Board received $1,500 for attendance at a multi-day training program and $2,500 for attending a strategic planning retreat.  An additional fee of $470 is paid to each non-employee director for any specially called meeting of the Company Board or Bank Board of Directors.  The non-employee directors who are chairs of the various committees of the Company Board and Bank Board of Directors received an additional per meeting fee of $415.  Directors of the Company Board or Bank Board of Directors who were full time employees of the Company or the Bank only received fees of $350 per month and no other retainers and/or meeting fees.

For 2016, Mr. Censky served as the Executive Chairman of the Company and was compensated as a full time employee under his employment agreement.  Mr. Censky’s employment agreement was terminated effective December 31, 2016.  Beginning January 1, 2017 he will be compensated as a non-employee director.  In addition to meeting fees, Mr. Censky will receive an annual retainer of $43,000 for service as the non-executive chairman of the Company Board in 2017.

In 2017, all non-employee directors of the Company Board, other than Mr. Censky, will continue to receive a monthly retainer of $2,290. However, due to enhanced workload and responsibility, non-employee directors who are members of the Audit Committee of the Company Board will receive an annual retainer of $1,800, plus $470 for each meeting lasting in excess of thirty minutes. Additionally, non-employee directors will receive $470 for each meeting of the Compensation and Nominating and Governance Committees of the Company Board, and of the ALCO and Credit Committees of the Board of Directors of the Bank.  The non-employee directors who are chairs of the Audit and Compensation Committees of the Company Board and the Credit Committee of the Board of Directors of the Bank will receive an additional annual retainer of $5,000.  The non-employee directors who are chairs of the Nominating and Governance Committee of the Company Board and the ALCO Committee of the Board of Directors of the Bank will receive an additional annual retainer of $2,000.  Each non-employee director of the Company Board will continue to receive fees of $1,500 and $2,500 for attending a multi-day training program and a strategic planning retreat, respectively.  In addition, each non-employee director of the Company Board or the Board of Directors of the Bank in office on the day after the Annual Meeting will receive a grant of Restricted Stock Units with a value of $10,000 which vests upon the earlier of the first anniversary of the grant date or the next annual meeting of shareholders. Directors of the Company Board or Bank Board of Directors who are full time employees of the Company or the Bank will continue to only receive fees of $350 per month in lieu of all other retainers and/or meeting fees.

For 2016 and 2017, Wayne D. Mueller, who is a part-time employee of the Bank and assists with special assignments, received and will receive the same director compensation as non-employee directors.

Directors are allowed to miss two committee meetings per year before payment for that meeting is withheld.

The following table sets forth information concerning compensation accrued or paid to our non-employee directors during the year ended December 31, 2016, for their service on our Board.  Directors who are also our employees receive no additional compensation for their service as directors, except as described above, and are not included in the table below.  None of the directors receive any compensation or other payment in connection with his or her service as a director other than compensation received by the Company as set forth below.

Name	Fee Earned or Paid in Cash(1)	Non-equity Incentive Plan Compensation(2)	All Other Compensation	Total
William C. Censky	$4,200	$144,883	$174,560(5)	$323,643
Lynn D. Davis	39,380	—	—	39,380
Rick G. Dercks(3)	26,930	—	—	26,930
Edson P. Foster, Jr.	40,440	—	—	40,440
Robert E. Matzke(3)	22,230	—	—	22,230
Wayne D. Mueller (4)	44,090	—	63,335(6)	107,425
Kathi P. Seifert(3)	35,150	—	—	35,150
Andrew J. Steimle	43,230	—	—	43,230
Kenneth R. Zacharias	33,575	—	—	33,575
Gary J. Ziegelbauer	34,135	—	—	34,135
(1)	Includes fees for serving on County’s and the Bank’s boards of directors.
(2)

Reflects amounts earned under the Annual Incentive Compensation Plan, which are subject to holdback under the terms of the Plan.  Amounts for 2016 reflect a 75% payout of the 2016 annual incentive, a 15% payout of the 2015 annual incentive and a 10% payout of the 2014 annual incentive.  Mr. Censky’s 2016, 2015, and 2014 total annual incentives were $110,223, $233,547, and $271,840, respectively. The held back payments are subject to both service and performance vesting requirements.

(3)	Mr. Dercks and Mr. Matzke joined County’s and the Bank’s boards of directors in May 2016. Ms. Seifert joined the Bank’s board of directors in January 2016 and County’s Board in June 2016.
(4)

Mr. Mueller served as a Senior Vice President of the Bank until his retirement as of May 1, 2014, but continues to serve as a director of both the Company and the Bank.  Since his retirement, Mr. Mueller has been employed on a part-time basis to assist with special assignments.

(5)

Amount reflects $121,154 of salary for Mr. Censky’s service as Executive Chairman of the Bank pursuant to his employment agreement, $17,225 of 401(k) discretionary contributions, $953 in life insurance premiums, $1,775 in personal use of Company automobile, and $33,453 increase in the vested accrual balance under his salary continuation agreement. Mr. Censky participated in certain group life, health, disability insurance and medical reimbursement not disclosed in this table, that are generally available to salaried employees and do not discriminate in scope, terms and operation.

(6)

Amount reflects $29,882 of retainer fees in his capacity as a part-time employee of the Company and a $33,453 increase in the vested accrual balance under his salary continuation agreement.  Mr. Mueller participated in certain group life, health, disability insurance and medical reimbursement not disclosed in this table, that are generally available to salaried employees and do not discriminate in scope, terms and operation.

The Board of Directors recommends a vote FOR the election of each of the individuals nominated to serve as a director.  Proxies properly signed and returned will be voted “FOR” this proposal unless you specify otherwise.

CORPORATE GOVERNANCE MATTERS

Independence of Our Board of Directors and Board Committees

Under the rules of the NASDAQ Stock Market Inc. (“NASDAQ”), independent directors must comprise a majority of our Board of Directors.  The rules of NASDAQ, as well as those of the SEC also impose requirements with respect to the independence of our directors. Our Board of Directors has evaluated the independence of its members based upon the rules of NASDAQ and the SEC and the transactions referenced under the section titled “Certain Relationships and Related Party Transactions.” Applying these standards, our Board of Directors determined that each of Messrs. Davis, Dercks, Foster, Matzke, Steimle, Zacharias and Ziegelbauer and Ms. Seifert does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of those directors is “independent” as that term is defined under the NASDAQ Listing Rules. Our Board of Directors determined that each of Messrs. Schneider, Censky, Binversie and Mueller has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of those directors is not “independent” as that term is defined under the NASDAQ Listing Rules. Messrs. Schneider, Censky, Binversie and Mueller are not considered independent because they are, or within the prior three years have been, officers of County and/or the Bank.  Our Board of Directors also determined that each director who serves as a member of the Audit, Compensation, and Nominating and Governance committees satisfies the independence standards for such committees established by the SEC and the NASDAQ Listing Rules, as applicable.

The Board of Directors held twelve meetings during 2016, and each director attended at least 75% of the aggregate of the total number of Board meetings and the total number of meetings by all committees of the Board on which he or she served.  Although we do not have a formal policy regarding director attendance at the annual meeting, we encourage and expect all of our directors to attend. Last year, all but one of the directors serving at that time were present at the annual meeting.

Board Leadership Structure.  The Board has not adopted a formal policy regarding the separation of the roles of Chairman of the Board and President because the Board believes that it is in our best interests to make that determination from time to time based on the position and direction of the organization and the composition of our Board.  Currently, the positions of the Chairman of the Board and the President are held by different individuals, as Mr. Censky serves as the Chairman of the Board and Mr. Schneider serves as President.  Additionally, our Bylaws state that County’s President also serves as County’s Chief Executive Officer.  In concluding that having Mr. Censky serve as Chairman of the Board and Mr. Schneider serve as President represents the appropriate structure for us at this time, our Board considered the benefits of having the Chairman serve as a bridge between management and our Board, ensuring that both groups act with a common purpose.  Our Board also considered Mr. Censky’s knowledge regarding our operations and the industry in which we compete and his ability to promote communication, to synchronize activities between our Board and our senior management and to provide consistent leadership to both the Board and County in coordinating our strategic objectives.  We believe this structure is appropriate because the Board includes a number of seasoned independent directors.

Although our Bylaws do not require County to separate the Chairman of the Board and President positions, our Board of Directors believes it is appropriate for these roles to be separate at this time.  Our Board also recognizes that depending on the circumstances, other leadership models, such as having a lead independent director, may be appropriate.  Accordingly, our Board may periodically review its leadership structure.

Role of the Board in Risk Oversight.  The Board of Directors is actively involved in oversight of risks that could affect us including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk.  This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks.  The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within County as well as through internal and external audits.  Risks relating to the direct operations of the Bank are further overseen by the Board of Directors of the Bank, who are currently the same individuals who serve on the Board of Directors of County.  Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization, including our enterprise risk management procedures.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.  The composition and responsibilities of each committee are described below.  Members serve, and will serve, on committees until their resignation or until otherwise determined by our Board.  The Board has adopted written charters for each of the committees described below.  The committee charters can be found on the Bank’s website at www.investorscommunitybank.com under “Enter Investor Relations — Corporate Information — Governance Documents.”

Audit Committee.  Our Audit Committee is comprised of Messrs. Foster, Matzke, Steimle and Zacharias.  Messrs. Foster, Matzke, Steimle and Zacharias satisfy the heightened audit committee independence requirements under the NASDAQ Listing Rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Audit Committee held nine meetings in 2016.

Mr. Zacharias serves as the Chair of our Audit Committee.  Mr. Zacharias is our “audit committee financial expert,” as that term is defined under SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and possesses the requisite financial sophistication, as defined under the NASDAQ Listing Rules, based on his professional training as a Certified Public Accountant, years of involvement with financial reporting, and long experience on the Board of Directors.  The Audit Committee operates under a written charter.  Under its charter, our Audit Committee is responsible for, among other things:

•	overseeing accounting and financial reporting process;
•	selecting, retaining and replacing independent auditors and evaluating their qualifications, independence and performance;
•	reviewing and approving scope of the annual audit and audit fees;
•	monitoring rotation of partners of independent auditors on engagement team as required by law;
•	discussing with management and independent auditors the results of annual audit and review of quarterly financial statements;
•	reviewing adequacy and effectiveness of internal control policies and procedures;
•	approving retention of independent auditors to perform any proposed permissible non-audit services;
•	overseeing internal audit functions and annually reviewing the Audit Committee charter and committee performance;
•	preparing the Audit Committee report that the SEC requires in our annual proxy statement; and
•	reviewing and evaluating the performance of the Audit Committee, including compliance with its charter.

Compensation Committee.  The members of the Compensation Committee are Messrs. Davis, Dercks, Foster and Steimle and Ms. Seifert.  Mr. Foster serves as the Chair of the Compensation Committee.  Each member of the Compensation Committee is a non-employee director within the meaning of the applicable SEC regulations, an outside director as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and an independent director as defined by the NASDAQ Listing Rules.  The Compensation Committee held eight meetings in 2016.

Under its charter, our Compensation Committee is responsible for, among other things:

•	retaining or obtaining the advice of a compensation consultant, legal counsel or other adviser, including ones that are not independent;
•

determining cash compensation and cash compensation plans, including incentive compensation, amounts and terms of stock option or other equity awards, and terms of any agreements concerning employment, compensation or employment termination matters;

•

reviewing and approving corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers and evaluating their performance in light of those goals and objectives;

•

monitoring the application of retirement and other fringe benefit plans for the Chief Executive Officer, President and other executive officers, periodically reviewing succession plans for the Chief Executive Officer, President and other executive officers and acting on behalf of the Board of Directors with respect to welfare plans and employee retirement;

•	administering the issuance of stock awards under our 2012 Equity Incentive Compensation Plan, 2016 Long Term Incentive Plan, and any other equity incentive plans;
•	reviewing succession plans for our key executive officers;
•	establishing, administering and certifying attainment of performance goals in order to comply with Section 162(m) of the Code as the committee deems appropriate;
•	reviewing and recommending disclosures and providing reports for our annual proxy statement;
•	periodically reporting to the Board of Directors regarding the committee’s activities; and
•	reviewing and evaluating the performance of the Compensation Committee, including compliance with its charter.

The Compensation Committee sets and administers the policies that govern the Bank’s executive compensation programs. The Compensation Committee sets and/or approves total compensation for our executive officers as defined in the Compensation Committee’s charter, and acts on behalf of the entire Board. The Compensation Committee also provides recommendations regarding director compensation programs.  Additionally, the Compensation Committee reviews the recommendations as submitted for all other officer and staff level compensation programs on an annual basis.  We have a long‑standing relationship with McLagan Consulting and utilize their expertise to evaluate pay policies and practices and to provide guidance on current and future compensation decisions. McLagan Consulting provides benchmarking information related to base salaries, annual incentives, long-term cash and equity incentives and supplemental benefits such as supplemental executive retirement plans and deferred compensation. We pay McLagan Consulting for benchmarking data and on an ad hoc basis for special projects.  McLagan Consulting was engaged directly by the Compensation Committee, and the Compensation Committee has determined that McLagan Consulting is independent and that their work has raised no conflicts of interest.

Nominating and Governance Committee.  Our Nominating and Governance Committee is composed of Messrs. Matzke, Steimle and Ziegelbauer and Ms. Seifert.  Mr. Ziegelbauer serves as the Chair of the Nominating and Governance Committee.  Our Board of Directors has determined that each member of our Nominating and Governance Committee is independent within the meaning of the independent director guidelines of the NASDAQ Listing Rules.  The Nominating and Governance Committee held three meetings in 2016.  Under the Nominating and Governance Committee charter, the Nominating and Governance Committee is responsible for, among other things:

•	periodically reviewing our Board candidate nomination guidelines and recommending amendments to such guidelines as it deems appropriate;
•	identifying new candidates for directorships and reviewing the qualifications of candidates;
•	making recommendations to our Board of Directors regarding candidates for directorships;

•	periodically reviewing the compensation arrangements in effect for the non-management members of the Board of Directors;
•	coordinating the Board self-evaluation process;
•	overseeing our corporate governance guidelines and reporting and making recommendations to our Board of Directors concerning governance matters;
•	developing and reviewing director succession plans; and
•	reviewing and evaluating the performance of the Nominating and Governance Committee, including compliance with its charter.

Other Committees.  The Bank’s Board of Directors has also created a Credit Committee, which is comprised of certain members of the Board of Directors of the Bank.  This committee concentrates its efforts on loan review and underwriting procedures.  In addition, the Bank’s Board of Directors recently created an Asset and Liability Committee, which is comprised of certain members of the Board of Directors of the Bank.  Each committee is permanently standing, active, and meets with management on a regular basis.

Director Nomination Procedures

The Nominating and Governance Committee will consider nominations for directors submitted by shareholders in accordance with the Bylaws.  Pursuant to County’s Bylaws, notice of shareholder nominations for directors must be made in writing, delivered personally or mailed by United States mail, postage prepaid, to the Secretary of County, Mark A. Miller, at 860 North Rapids Road, P.O. Box 700, Manitowoc, Wisconsin 54221‑0700, no later than 90 days prior to the Annual Meeting, or in the case of a special meeting, no later than the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders, in order to be considered.  Each notice of nomination must contain the name and address of the nominating shareholder, the number of shares held of record by the shareholder, the date on which the shareholder acquired such shares and background information about the proposed nominee.  The Nominating and Governance Committee shall determine whether nominations were made in accordance with the Bylaws and, if not, any defective nomination will be disregarded.

The Board of Directors considers various factors to be important when evaluating potential members of the Board, regardless of whether the candidate is proposed by the Nominating and Governance Committee or by a shareholder, including the individual’s integrity, general business background and experience, experience in the banking industry, and his or her ability to serve on the Board of Directors.  The Board does not attempt to assign any relative weights to the factors, but considers them as a whole.

Although County has no formal policy on Board diversity, the Board believes that a diverse Board of Directors is desirable to expand its collective knowledge and expertise relating to County’s business, as well as to evaluate management and positively influence its performance.  Accordingly, in carrying out its responsibilities for locating, recruiting, and nominating candidates for election to the Board, County intends to take into account a number of factors and considerations, including diversity.  Such considerations of diversity include geographic regions, professional or business experience, gender, race, national origin, specialized education or work experience, and viewpoints.

While the Nominating and Governance Committee does not have any formal procedures for consideration of such recommendations, shareholder nominees are analyzed by the Nominating and Governance Committee in the same manner as nominees that are identified by the committee.

Compensation Committee Interlocks and Insider Participation

During 2016, Messrs. Davis, Dercks, Foster, and Steimle and Ms. Seifert, as well as Carmen Chizek, who served as a director until June 2016, served on the Compensation Committee.  No Compensation Committee member has ever been an officer or employee of the Company or the Bank. No executive officer of the Company served as a director or member of the compensation committee of any other entity whose executive officers served as a member of our Board or a member of the Compensation Committee.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller. We have posted the code of business conduct and ethics on our website at www.investorscommunitybank.com.  In accordance with SEC rules, we intend to disclose on the “Investor Relations” section of our website any amendments to the code, or any waivers of its requirements, that apply to our executive officers to the extent such disclosure is required.

Our code of business conduct and ethics is available in print for any shareholder who requests it by writing to Mr. Mark A. Miller, Secretary, County Bancorp, Inc., 860 North Rapids Road, P.O. Box 700, Manitowoc, Wisconsin 54221-0700.

Our directors and officers are also subject to a Securities Trading Policy.  Pursuant to this policy, directors and executive officers of the Company, as well as other individuals covered by the policy, are prohibited from pledging Company securities or entering into hedging or monetization transactions with respect to Company securities unless advance approval is obtained from the Company’s Securities Compliance Officer.

Communications with Board of Directors

Although County has not to date developed formal processes by which shareholders may communicate directly to directors, it believes that the informal process in which any communication sent to the Board in care of the Secretary is forwarded to the Board, has historically served the Board’s and its shareholders’ needs.  The Board of Directors periodically considers whether changes to this procedure are appropriate.  However, unless and until a new means of communication is promulgated, communications to the Board should be sent in care of Mark A. Miller, Secretary, 860 North Rapids Road, P.O. Box 700, Manitowoc, Wisconsin 54221-0700.  Mr. Miller will pass along all such communications to the Board (except for complaints of a personal nature that are not relevant to County or the Bank as a whole).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 10, 2017 for:

•	each of our directors;
•	each of our named executive officers;
•	all of our directors and executive officers as a group; and
•	each shareholder known by us to be the beneficial owner of more than 5% of our capital stock.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that persons and entities named in the table below have sole voting and investment power with respect to all the capital stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 6,612,330 shares of capital stock outstanding as of March 10, 2017.  In computing the number of shares of common stock beneficially owned by a person and the ownership percentage of that person, we deemed to be outstanding all shares of common stock subject to options held by that person or entity that are currently exercisable or releasable within 60 days of March 10, 2017.  We did not deem these shares outstanding, however, for purposes of computing the percentage ownership of any other person.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned(2)	Percent of Class
Directors and Officers:
William C. Censky (3)	363,371	5.5%
Timothy J. Schneider (4)	168,578	2.6%
Mark R. Binversie (5)	337,943	5.1%
Lynn D. Davis	16,881	*
Rick G. Dercks (6)	118,250	1.8%
Edson P. Foster, Jr.	33,275	*
Robert E. Matzke	27,663	*
Wayne D. Mueller	110,578	1.7%
Kathi P. Seifert	7,975	*
Andrew J. Steimle	17,500	*
Kenneth R. Zacharias (7)	12,500	*
Gary J. Ziegelbauer	419,866	6.4%
All Executive Officer and Directors as a Group (17 persons) (8)	1,741,075	26.3%

____________________

*	Represents beneficial ownership of less than 1.0% of the outstanding shares of common stock.

(1)  Except as otherwise indicated, the address of each beneficial owner in the table is: c/o County Bancorp, Inc., 860 North Rapids Road, Manitowoc, Wisconsin 54221.

(2)

Except as otherwise indicated, the number includes shares held by, jointly with, or in trust for the benefit of, the person’s spouse and dependent children.  Shares are reported in such cases on the presumption that the individual may share voting and/or investment power because of the family relationship.

(3)	121,830 shares are pledged as security for indebtedness.
(4)

Consists of: (i) 125,658 shares held by Mr. Schneider individually; and (ii) 42,920 shares subject to stock options that are currently exercisable or are exercisable within 60 days of March 10, 2017. 90,467 shares are pledged as security for indebtedness.

(5)

Consists of: (i) 297,812 shares held by Mr. Binversie individually; and (ii) 40,131 shares subject to stock options that are currently exercisable or are exercisable within 60 days of March 10, 2017. 170,000 shares are pledged as security for indebtedness.

(6)	Amounts include 61,250 shares held by Jily Limited Partnership. Mr. Dercks has shared voting power over the shares held by Jily Limited Partnership.
(7)	12,000 shares are pledged as security for indebtedness.
(8)

Includes an aggregate of 112,766 shares subject to stock options that are currently exercisable or are exercisable within 60 days of March 10, 2017. An aggregate of 393,797 shares are pledged as security for indebtedness.

EXECUTIVE COMPENSATION

Overview

This section provides compensation information about the following individuals:

•	Timothy J. Schneider, the President of County, Chief Executive Officer of the Bank and Director of County and the Bank
•	Mark R. Binversie, the President of the Bank and Director of County and the Bank
•	David A. Coggins, Executive Vice President and Chief Banking Officer of the Bank

In the discussion below, we referred to this group of executives as the “named executive officers.”  This group includes the executive officers for whom disclosure is required under the applicable rules of the SEC.  The remainder of this section provides a general summary of our compensation policies and practices and discusses the aggregate compensation we paid to our named executive officers in 2016.  Unless otherwise specifically noted, the Bank actually paid all of the compensation of our named executive officers.  As noted above, our named executive officers are also officers of the Bank and devote a substantial majority of their business time to the operations of the Bank.  Accordingly, each executive’s compensation is paid largely to compensate him for rendering services to the Bank.

Regulatory Impact on Compensation

As a publicly-traded financial institution, County must contend with several often overlapping layers of regulations when considering and implementing compensation-related decisions.  These regulations do not set specific parameters within which compensation decisions must be made, but do require County and the Compensation Committee to be mindful of the risks that often go hand-in-hand with compensation programs designed to incentivize the achievement of better-than-average performance.  While the regulatory focus on risk assessment has been heightened over the last several years, the incorporation of general concepts of risk assessment in our compensation decisions is not a recent development.

Under its Interagency Guidelines Establishing Standards for Safety and Soundness (the “Safety and Soundness Standards”), the Federal Deposit Insurance Corporation (the “FDIC”) has held that excessive compensation is prohibited as an unsafe and unsound practice.  In describing a framework within which to make a determination as to whether compensation is to be considered excessive, the FDIC has indicated that financial institutions should consider whether aggregate cash amounts paid, or non-cash benefits provided, to employees are unreasonable or disproportionate to the services performed by an employee.  The FDIC encourages financial institutions to review an employee’s compensation history and to consider internal pay equity, and, as appropriate, to consider benchmarking compensation to peer groups.  The FDIC provides that, in order to give proper context, such an assessment must be made in light of the institution’s overall financial condition.

In addition the Compensation Committee must also take into account the joint agency Guidance on Sound Incentive Compensation Policies (the “Guidance”).  Various financial institution regulatory agencies worked together to issue the Guidance, which is intended to serve as a complement to the Safety and Soundness standards.  The Guidance sets forth a framework for assessing and mitigating risk associated with incentive compensation plans, programs and arrangements maintained by financial institutions.  The Guidance is narrower in scope than the Safety and Soundness standards because it applies only to senior executive officers and those other individuals who, either alone or as a group, could pose a material risk to an institution.  With respect to such individuals, the Guidance is intended to focus an institution’s attention on balanced risk-taking incentives, compatibility of incentives with effective controls and risk management, and a focus on general principles of strong corporate governance in establishing, reviewing and maintaining incentive compensation programs.

The Compensation Committee, with the assistance of its advisors and County management, continues to monitor the status of compensation-related rules and regulations expected to be finalized or issued under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”).  While the Compensation Committee believes its own risk assessment procedures are effective, it is prepared to implement any additional steps that may be deemed necessary to fully comply with such rules and regulations when they are finalized and become effective.  The Compensation Committee does note, however, that the proposed risk assessment rules issued under the Dodd-Frank Act nearly mirror the Safety and Soundness standards and the framework of the Guidance.  As such, the Compensation Committee already adheres, in many respects, to the proposed rules and regulations under the Dodd-Frank Act.

As a publicly-traded corporation, County is also subject to the SEC’s rules regarding risk assessment.  Those rules require a publicly-traded company to determine whether any of its existing incentive compensation plans, programs or arrangements create risks that are reasonably likely to have a material adverse effect on the company. We do not believe that our incentive compensation plans, programs or arrangements create risks that are reasonably likely to have a material adverse effect on County.

The Compensation Committee continues to believe in and practice a sensible approach to balancing risk-taking and rewarding reasonable, but not necessarily easily attainable, goals and this has always been a component of its overall assessment of the compensation plans, programs and arrangements it has put in place for County’s named executive officers.  In this regard, the Compensation Committee has revisited the components of the frameworks set forth in the Safety and Soundness standards and the Guidance as an effective tool for conducting its own assessment of the balance between risk and reward built into County’s compensation programs for our named executive officers.  The Compensation Committee believes County has adequate policies and procedures in place to balance and control any risk-taking that may be incentivized by the employee compensation plans.  The Compensation Committee further believes that such policies and procedures will work to limit the risk that any employee would manipulate reported earnings in an effort to enhance his or her compensation.

In making decisions about executive compensation, in addition to the above, we also consider the impact of other regulatory provisions, including: the provisions of Section 162(m) of the Code, including the transition rules thereunder, that may limit the tax deductibility of certain compensation unless it is considered performance-based; Section 409A of the Code regarding nonqualified deferred compensation; and Section 280G of the Code regarding excise taxes and deduction limitations on golden parachute payments made in connection with a change in control.  In making decisions about executive compensation, we also consider how various elements of compensation will impact our financial results.  For example, we consider the impact of FASB ASC Topic 718, which requires us to recognize the compensation cost of grants of equity awards based upon the grant date fair value of those awards.

Summary Compensation

The following table sets forth information regarding compensation awarded to or earned by our named executive officers for service during the years ended December 31, 2016 and 2015:

Name and Principal Position	Year	Salary	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Timothy J. Schneider	2016	$343,654	$ -	$ -	$311,498	$50,163	$705,315
President of County and Chief Executive Officer of the Bank	2015	309,308	79,392	83,415	243,601	43,434	759,150
Mark R. Binversie	2016	219,808	61,386	25,767	127,431	52,398	486,790
President of the Bank	2015	211,308	47,738	50,148	106,030	55,863	471,087
David A. Coggins(1)	2016	194,116	32,205	13,513	77,769	279,275	596,878
Executive Vice President and Chief Banking Officer of the Bank
(1)	Mr. Coggins was not a named executive officer prior to 2016.
(2)

Reflects the aggregate grant date fair value of awards computed in accordance with FASB ASC topic 718.  For a discussion of valuation assumptions, please see Note 17 to the consolidated financial statements in the Form 10-K for the year ended December 31, 2016.

(3)

Reflects amounts earned under the Annual Incentive Compensation Plan, which are subject to holdback under the terms of the Plan.  Amounts for 2016 reflect a 75% payout of the 2016 annual incentive, a 15% payout of the 2015 annual incentive and a 10% payout of the 2014 annual incentive.  Amounts for 2015 reflect a 75% payout of the 2015 annual incentive, a 15% payout of the 2014 annual incentive, and a 10% payout of the 2013 annual incentive.  The amounts relating to the 2016, 2015, 2014, and 2013 total annual incentives, respectively, for each of the named executive officers are as follows: Mr. Schneider - $336,244, $289,599, $158,755 and $25,888; Mr. Binversie - $133,626, $117,777, $95,448 and $33,804; Mr. Coggins - $80,814, $80,358, $51,045 and $32,784.  The held back payments are subject to both service and performance vesting requirements.

(4)

Amounts reflect 401(k) discretionary contributions, the increase in the vested accrual balance under salary continuation agreements, personal benefits, and director fees, as set forth in the table below.  The named executive officers participate in certain group life, health, disability insurance and medical reimbursement plans not disclosed in the Summary Compensation Table, that are generally available to salaried employees and do not discriminate in scope, terms, and operation. The following table sets forth the amount of each item included for 2016.

Name and Principal Position	401(k) Discretionary Contributions	Increase in Vested Accrual Balance Under Salary Continuation Agreement	Directors Fees	Life Insurance	Perquisites (a)	Total
Timothy J. Schneider	$17,225	$22,520	$4,200	$317	$5,901	$50,163
Mark R. Binversie	17,225	29,774	4,200	593	606	52,398
David A. Coggins	17,225	259,054	-	911	2,085	279,275
(a)	For 2016, perquisites include the personal use of a Company automobile.

Summary of Elements of Compensation

Base Salary.  Under the terms of the employment agreements (described below), each of the named executive officers are entitled to a base salary of not less than $345,000, $220,000, and $195,000 for Messrs. Schneider, Binversie, and Coggins, respectively.

Annual Incentive Compensation.  The executives of the Bank have an incentive compensation program. The program criteria and each executive’s target bonus percentage are set annually by the Compensation Committee.  Each position has criteria set that include bank-wide goals, as well as individual production.  The fundamental bases of the goals are “soundness, profitability and growth.” Consequently, credit quality, profitability and growth are measured in order to see if goals are met. Under the terms of the employment agreements, each named executive officer is entitled to participate in our annual incentive compensation plan as determined by our Compensation Committee.  The Annual Incentive Compensation Plan is designed to provide additional monetary incentives to employees responsible for directing activities that have a significant and direct bearing on the success of the Company based on the achievement of strategic and financial goals.  Payouts for each performance period are determined by utilization of a defined payout formula that is based upon the achievement of pre-determined criteria. During 2016, Messrs. Schneider, Binversie and Coggins received annual bonuses of 97.5%, 60.7% and 41.4% of their respective base salaries based on attainment of bank-wide and individual performance metrics.  In lieu of a grant of equity-based incentive awards, the Compensation Committee increased Mr. Schneider’s target cash bonus under the Annual Incentive Compensation Plan for 2016. Amounts earned under the Annual Incentive Compensation Plan are subject to holdback under the terms of the Plan.  75% of each annual incentive award for a given performance period is paid by March 15 of the year following the performance period, 15% is held back until the second year following the performance period, and 10% is held back until the third year following the performance period.    Employees must be in good standing on the date of payment to be entitled to receive the annual incentive.  Upon retirement on or after age 65 (or age 55 with 10 years of plan participation), death or disability, the participant is entitled to a pro-rated incentive award in the year of such event, and any previously held back amounts under the Annual Incentive Compensation Plan become vested and are paid out.

Equity and Equity-Based Incentive Plans.  The Company maintains the County Bancorp, Inc. 2016 Long Term Incentive Plan (the “2016 Plan”), which replaced the County Bancorp, Inc. 2012 Equity Incentive Compensation Plan, as amended (the “2012 Plan”).  The 2016 Plan allows for the granting of awards, including incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), restricted stock and restricted stock units.  As of December 31, 2016, 296,413 shares remained available for grant under the 2016 Plan.  Following adoption of the 2016 Plan, no additional awards may be granted from the 2012 Plan. Under the 2016 Plan and the 2012 Plan, awards vest, become exercisable and contain such other terms and conditions as determined by the Compensation Committee and set forth in individual agreements with the employees receiving the awards. The 2016 Plan and the 2012 Plan enable the Compensation Committee to set specific performance criteria that must be met before an award vests under the plan. The 2016 Plan and the 2012 Plan allow the Compensation Committee to provide for acceleration of vesting and exercise privileges of grants if a participant’s termination of employment is due to a change in control, death, total disability, or retirement. If a participant’s job is terminated for cause, then all unvested awards expire at the date of termination.

Retirement benefits.

401(k) Plan.  The Bank currently sponsors the Investors Community Bank 401(k) Plan (the “401(k) Plan”).  The 401(k) Plan is intended to qualify as a tax-qualified plan under Section 401 of the Code so that contributions to the 401(k) Plan and income earned on such contributions are not taxable to participants until withdrawn or distributed from the 401(k) Plan.  With certain exceptions, all employees who have attained age 21 are eligible to make elective deferrals to the 401(k) Plan as of the beginning of the first date of each calendar month of the plan year following the commencement of service and are eligible to receive matching contributions and/or profit-sharing contributions after their completion of 1,000 hours of service during the plan year and be employed on the last day of the plan year.

A participant may contribute up to 100% of his or her compensation to the 401(k) Plan on a pre-tax and after-tax basis, subject to the contribution limits imposed by the Code. For 2016, the elective deferral contribution limit is $18,000; provided, however, that a participant over age 50 may contribute, on a pre-tax basis, an additional $6,000 to the 401(k) Plan.  In addition to pre-tax and after-tax elective deferral contributions, the 401(k) Plan provides that the Bank may make discretionary matching contributions and/or profit-sharing contributions to each participant’s account.  A participant is always 100% vested in his or her elective deferral contributions.  However, participants will vest in their employer matching contributions and/or profit-sharing contributions, if any, at a rate of 20% per year, beginning after the completion of their first year of service, such that the participants will be 100% vested upon completion of five years of service.  The 401(k) Plan permits a participant to direct the investment of his or her own account into various investment options.

Investors Community Bank Salary Continuation Agreements.  Each of our named executive officers is party to a Salary Continuation Agreement with the Bank.  The Salary Continuation Agreements generally provide for an annual benefit, payable to the officers for a period of 15 years following the officer’s separation from service with the Bank.  The annual benefit for Messrs. Schneider, Binversie and Coggins is $60,000, $60,000 and $36,000, respectively.  The annual benefit assumes the officer does not separate from service with the Bank until after he has reached age 65.  Each of Messrs. Schneider, Binversie and Coggins would also be entitled to an annual benefit of $60,000 paid to their beneficiary upon the officer’s death prior to a separation from service. In the event any of the officers separates from service with the Bank at an earlier date for any reason other than for cause (including following a change in control or due to disability), he will be entitled to a reduced annual benefit based on the amount the Bank has accrued towards the Salary Continuation Agreement benefit at the time of such early termination.  As of December 31, 2016, the Company has accrued $182,940, $347,165 and $259,054 for Messrs. Schneider, Binversie, and Coggins respectively, for future payments under the Salary Continuation Agreements.  As of December 31, 2016, each of Messrs. Schneider, Binversie and Coggins was 100% vested in their reduced annual benefit under the Salary Continuation Agreements which provide an annual benefit of $16,905, $33,000 and $25,841, respectively.

Investors Community Bank Management Employees’ Elective Deferred Compensation Plan.  The Bank offers its named executive officers, along with other eligible management employees, the ability to defer their compensation under a nonqualified deferred compensation plan named the Investors Community Bank Management Employees’ Elective Deferred Compensation Plan (the “Deferred Compensation Plan”).  Under the Deferred Compensation Plan, a participant may elect to defer all or a portion of their base salary and all or a portion of their entire annual incentive bonus.  There is no limitation on the amount participants may choose to defer.

The participant’s deferrals receive an annual return based on the prime rate minus 2.25%, unless the participant elects to direct his or her deferrals into an alternative investment vehicle.  As of the date of this proxy statement, the only alternative investment vehicle is a variable annuity offered through Minnesota Mutual Life. Amounts deferred under the Deferred Compensation Plan are payable to the participant in a lump following the participant’s separation from service.

Perquisites.

Executive Life Insurance Program.  All of our NEOs are provided with death benefits under our group term life insurance plan that is generally available to all salaried employees.  The premiums on the policies are paid by the Company.  The Bank also owns bank owned life insurance policies on several key employees, including the NEOs.  Employees subject to such policies are entitled to a specified benefit in the event of their death.  In addition, Messrs. Schneider and Binversie are covered by variable adjustable life insurance policies in connection with the Deferred Compensation Plan under which they are entitled to receive the excess of the face amount of the policy over the cash surrender value in the event of their death.

Personal Use of Company Automobile. The Company provides an automobile to certain employees, including the NEOs, to carry out their duties.  Any personal use of a Company automobile is tracked and reported as taxable income to the employee.  Such value is included in the All Other Compensation column of the Summary Compensation Table for each of our NEOs.

Outstanding Equity Awards at Fiscal Year End 2016

The following table sets forth information regarding outstanding equity awards held by each of our named executive officers as of December 31, 2016:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested (1)
Timothy J. Schneider	13,900		11.63	12/31/2017
	6,080		12.00	12/31/2018
	8,560		12.00	12/31/2020
	3,640		14.28	12/31/2023
	5,370	10,740(2)	19.71	3/16/2025
					910(4)	24,543
					4,028(5)	108,635
Mark R. Binversie	13,700		11.63	12/31/2017
	8,340		12.00	12/31/2018
	9,120		12.00	12/31/2020
	3,970		14.28	12/31/2023
	3,228	6,457(2)	19.71	3/16/2025
		5,320(3)	19.77	2/16/2026
					990(6)	26,700
					2,422(5)	65,321
					3,105(7)	83,742
David A. Coggins	10,000		12.00	8/2/2019
	5,980		13.02	1/30/2023
	6,890		14.28	12/31/2023
	2,590	5,180(2)	19.71	3/16/2025
		2,790(3)	19.77	2/16/2026
					4,480(8)	120,826
					1,720(6)	46,388
					1,943(5)	52,403
					1,629(7)	43,934
(1)	Value based on the closing price of $26.97 on December 30, 2016.
(2)	50% vested on March 17, 2017, and the remaining vest on March 17, 2018.

(3)	33.3% vested on February 16, 2017, 33.3% vest on February 16, 2018, and the remaining vest on February 16, 2019.
(4)	Restricted stock scheduled to vest on January 1, 2018.
(5)	Restricted stock scheduled to vest on March 17, 2020.
(6)	Restricted stock scheduled to vest on January 1, 2019.
(7)	Restricted stock vested 20% on February 16, 2017, and scheduled to vest 20% on February 16, 2018, 20% on February 16, 2019, 20% on February 16, 2020, and 20% on February 16, 2021.
(8)	Restricted stock scheduled to vest on January 31, 2018.

Employment Agreements

The Bank has executed amended and restated employment agreements with each of our named executive officers, each effective as of November 5, 2014.  Each agreement automatically renews for successive terms of one year, unless the Bank or the named executive officer provides 60 days’ written notice.  Each named executive officer receives an annual base salary, as shown in the table below.  Each named executive officer is also eligible for annual incentive bonuses and equity awards, and will participate in certain employee fringe benefits comparable to those that other senior executives of the Bank are generally entitled.

If a named executive officer’s employment is terminated for cause, or due to death or disability, he will be entitled to receive all benefits and salary accrued through the date of termination.  If a named executive officer’s employment is terminated by us without “cause” or by the executive for “good reason” (each as defined in the agreement), he will be entitled to receive accrued salary and benefits through the date of termination, plus a lump sum severance payment equal to his respective regular severance multiple, as shown in the table below, times the sum of (i) the annual base salary in effect immediately prior to termination, and (ii) the historic bonus.  For purposes of this description, the “historic bonus” is equal to the average annual incentive bonus earned by the named executive officer during the three most recent fiscal years.

If at any time during the term a named executive officer’s employment is terminated by us other than for cause or by the executive for good reason during the period beginning six months prior to and ending two years after a “change in control,” he will be entitled to receive accrued salary and benefits through the date of termination, plus a lump sum severance payment equal to his change in control severance multiple, as shown in the table below, times the sum of (i) the annual base salary in effect immediately prior to termination, and (ii) the historic bonus.  The term “change in control” means: (i) certain acquisitions of beneficial ownership of more than 50% of either the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; (ii) the members of the incumbent Board cease for any reason to constitute at least a majority of the new Board members; (iii) the consummation of certain mergers or consolidations to which County or the Bank is a party; (iv) the liquidation or dissolution of County or the Bank; and (v) a change in ownership of a substantial portion of County’s or the Bank’s assets.

In the event the named executive officer terminates his employment with the Bank for reasons other than good reason or for no reason, he must give written notice of his termination, specifying a termination date not less than 60 calendar days after giving the notice.  However, the Bank has the right to terminate the named executive before the specified termination date.  Upon termination for no good reason or for no reason, the named executive will be entitled to receive accrued salary and benefits through the date of termination, plus, if terminated prior to the end of the notice period, the portion of the base salary that would otherwise have been earned by the named executive through the end of the notice period.

All severance benefits provided in the executive employment agreements are conditioned upon the execution of a general release and waiver of claims against the Company.  Each named executive officer has also agreed to certain non-disclosure, non-competition, and non-solicitation restrictions for our benefit, for the period shown in the following table.

Name	2016 Annual Base Salary	Regular Severance Multiple	Change in Control Severance Multiple	Non-Compete Restricted Period after Termination
Timothy J. Schneider	$345,000	2	3	2 years
Mark R. Binversie	220,000	2	3	2 years
David A. Coggins	195,000	1	2	1 year

2016 Equity Incentive Compensation Plan

Under the 2016 Plan, unless otherwise provided in an award agreement, upon the occurrence of a change in control, all stock options and SARs under the 2016 Plan then held by a participant will become fully exercisable immediately, and all stock awards and cash incentive awards  will become fully earned and vested immediately if, (i) the 2016 Plan is not an obligation of the successor entity following a change in control, or (ii) the 2016 Plan is an obligation of the successor entity following a change in control and the participant incurs a termination of service without cause or for good reason following the change in control.

2012 Equity Incentive Compensation Plan

Under the 2012 Plan, for awards granted prior to October 7, 2014, in the event of termination without cause within 12 months of a change in control, all outstanding options and stock appreciation rights will become fully vested upon termination and shall remain exercisable for a period of 12 months following termination, but not beyond the original expiration date of the award.  All restrictions will lapse with respect to outstanding shares of restricted stock as of the date of a change in control.

Under the 2012 Plan, for awards granted after to October 7, 2014, in the event of termination without cause within 12 months of a change in control, all outstanding options and stock appreciation rights will become fully vested upon termination and shall remain exercisable for a period of 12 months following termination, but not beyond the original expiration date of the award and all restrictions will lapse with respect to outstanding shares of restricted stock as of the date of the date of termination.

The following table sets forth information regarding options and shares reserved for future issuance under the equity compensation plans as of December 31, 2016:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Plan Category
Equity compensation plans approved by security holders	291,059	$15.18	296,413
Equity compensation plans not approved by security holders	—	—	—
Total	291,059	$15.18	296,413

AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION

Our Board of Directors has approved several amendments to the Articles.  Each of the Amendments will be voted upon separately by our shareholders.  If all of the Amendments are approved by our shareholders, the Articles will be amended and restated as our Second Amended and Restated Articles of Incorporation (the “Amended Articles”) in the form attached to this proxy statement as Appendix A.  If any of the Amendments are not approved by our shareholders, the Amended Articles will be revised to exclude those Amendments. The Amended Articles will become effective upon their filing with the Department of Financial Institutions of the State of Wisconsin, which we expect to occur shortly after the Annual Meeting.

Our Board of Directors has also approved ministerial amendments to the Articles to remove the designation for the Noncumulative Perpetual Preferred Stock, Series C (the “Series C Preferred Stock”), and to include the 15,000 shares that were previously designated as Series C Preferred Stock as unclassified preferred stock of the Company. On February 23, 2016, all remaining issued shares of Series C Preferred Stock were redeemed, and none remain outstanding or available for reissuance, and, accordingly, the Board of Directors has approved removing them from the Articles.

The removal of the designation for the Series C Preferred Stock does not require shareholder approval, and you are being asked to vote only on the Amendments described in Proposals 2, 3 and 4. If our shareholders do not approve any of the Amendments, the Amended Articles will be filed with the Department of Financial Institutions of the State of Wisconsin reflecting the removal of the designation for the Series C Preferred Stock only.  If our shareholders approve some or all of the Amendments, the Amended Articles will be filed with the Department of Financial Institutions of the State of Wisconsin reflecting the removal of the designation for the Series C Preferred Stock and the Amendments that are approved by our shareholders.

PROPOSAL 2:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO SET THE MINIMUM NUMBER OF DIRECTORS AND THE NUMBER OF CLASSES OF THE BOARD

General

Our Board of Directors, after careful consideration, has approved and adopted, and recommends that our shareholders approve, this proposal to amend the Articles to set the minimum number of directors of the Company at ten and to set the number of classes of directors at three (the “Director Amendment”), subject to the approval of the Company’s shareholders.

This proposal would amend Article VI of the Articles to read in its entirety as follows:

“ARTICLE V BOARD OF DIRECTORS

The authorized number of directors of the Corporation which shall constitute the entire Board of Directors shall be such as from time to time shall be fixed by the Bylaws or determined by a majority of the then authorized number of directors, but in no case shall the authorized number of directors be less than ten (10). The directors shall be divided with respect to the time for which they severally hold office into three (3) classes, as nearly equal in number as possible, as determined by the Board of Directors, with the members of each class to hold office until their successors have been elected and qualified, or until their earlier resignation or removal.”

Reasons for, and Effects of, the Director Amendment

The Articles currently provide that the number of directors of the Company will be fixed by the Bylaws.  The Bylaws provide that the authorized number of directors of the Company will be determined by a majority of the then authorized number of directors, but that the minimum number of directors is ten (10).  The Board believes that it is in the best interests of the Company to also include this provision in the Amended Articles.  Currently, four of our directors are deemed not to be independent under NASDAQ Listing Rules.  The Board believes that by setting the minimum number of directors at ten in the Amended Articles, the Company will be able to maintain a Board comprised of a majority of independent directors, as is required by NASDAQ Listing Rules.

In addition, the Articles currently state that the Bylaws may provide that the directors may be divided into two or three classes.  The Bylaws provide that the directors shall be divided into three classes.  The Board believes that including this provision in the Articles is in the best interests of shareholders to have consistent provisions between the Articles and the Bylaws.

Because the provisions of the Director Amendment are already included in the Bylaws, the Board of Directors does not believe that the Director Amendment represents a change in current corporate governance of the Company.  However, the Board of Directors believes that including the Director Amendment in the Articles, as opposed to relying solely on the provisions of the Bylaws, which may be amended by action of our Board, is desirable, as such a change will require approval of our Board of Directors and shareholders in the future to modify or remove such provisions rather than just a majority of our Board of Directors.

Please note that this discussion of Proposal 2 is a summary of the material terms of the Director Amendment, and is qualified in its entirety by reference to the provision in Article V of the Amended Articles to be affected by the Director Amendment, which is included in Appendix A to this proxy statement and is incorporated by reference herein. This summary may not contain all of the information that is important to you. We encourage you to read Appendix A in its entirety.

Shareholder Vote Necessary to Approve the Director Amendment

In accordance with the Wisconsin Business Corporation Law (the “WBCL”), approval of the Director Amendment requires the affirmative vote of a majority of the votes cast at the Annual Meeting on the Director Amendment. Abstentions and broker non-votes with respect to this proposal will have no effect on this proposal.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the approval of the Director Amendment.  Proxies properly signed and returned will be voted “FOR” this proposal unless you specify otherwise.

PROPOSAL 3:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO PROVIDE FOR DIRECTOR AND OFFICER INDEMNIFICATION

General

Our Board of Directors, after careful consideration, has approved and adopted, and recommends that our shareholders approve, this proposal to amend the Articles to provide for mandatory indemnification of directors and officers of the Company, to the fullest extent permitted by law (the “Indemnification Amendment”), subject to the approval of the Company’s shareholders.

This proposal would add new Article IX of the Articles to read in its entirety as follows:

“ARTICLE IX INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Corporation shall, to the fullest extent permitted or required by Sections 180.0850 to 180.0859, inclusive, of the WBCL, including any amendments thereto (but in the case of any such amendment, only to the extent such amendment permits or requires the Corporation to provide broader indemnification rights than prior to such amendment), indemnify its Directors and Officers against any and all Liabilities, and advance any and all reasonable Expenses, incurred thereby in any Proceeding to which any such Director or Officer is a Party because he or she is or was a Director or Officer of the Corporation. The rights to indemnification granted hereunder shall not be deemed exclusive of any other rights to indemnification against Liabilities or the advancement of Expenses which a Director or Officer may be entitled under any written agreement, board resolution, vote of shareholders, the WBCL or otherwise. The Corporation may, but shall not be required to, supplement the foregoing rights to indemnification against Liabilities and advancement of Expenses under this Article IX by the purchase of insurance on behalf of any one or more of such Directors or Officers, whether or not the Corporation would be obligated to indemnify or advance Expenses to such Director or Officer under this Article IX. All capitalized terms used in this Article IX and not otherwise defined herein shall have the meaning set forth in Section 180.0850 of the WBCL.”

Reasons for, and Effects of, the Indemnification Amendment

The Articles currently do not provide for indemnification of our directors and officers.  The Bylaws provide for mandatory indemnification of the Company’s directors and officers under similar terms to the indemnification provisions of the WBCL.  The WBCL mandates that a corporation indemnify its directors and officers who are successful in the defense of any proceeding to which the director or officer is a party because of being a director or officer of the corporation. The WBCL further mandates that a corporation indemnify its directors and officers against liability incurred in a proceeding to which the director or officer is a party because of being a director or officer of the corporation, except under certain circumstances. However, the WBCL provides that a company’s articles of incorporation can limit the mandatory indemnification of directors and officers that is available under the WBCL.  The Board believes that it is in the best interests of the Company to add this provision to the Articles to explicitly mandate indemnification of the Company’s directors and officers to ensure that the Company’s directors and officers are provided with these protections.

The Board believes that the Indemnification Amendment reflects common practice and is necessary in order to continue to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make significant contributions to the Company’s success. The Indemnification Amendment only provides director and officer indemnification and limitation of liability so far as is legally permitted. Under the WBCL, no indemnification may be made for: (i) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest; (ii) a violation of the criminal law, unless the director or officer had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful; (iii) a transaction from which the director or officer derived an improper personal profit; or (iv) willful misconduct.  We are not aware of any pending or threatened claim, suit or proceeding involving any of our officers or directors to which the Indemnification Amendment would apply.

Please note that this discussion of Proposal 3 is a summary of the material terms of the Indemnification Amendment, and is qualified in its entirety by reference to the provision in Article IX of the Amended Articles to be affected by the Indemnification Amendment, which is included in Appendix A to this proxy statement and is incorporated by reference herein. This summary may not contain all of the information that is important to you. We encourage you to read Appendix A in its entirety.

Shareholder Vote Necessary to Approve the Indemnification Amendment

In accordance with the WBCL, approval of the Indemnification Amendment requires the affirmative vote of a majority of the votes cast at the Annual Meeting on the Indemnification Amendment. Abstentions and broker non-votes with respect to this proposal will have no effect on this proposal.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the approval of the Indemnification Amendment.  Proxies properly signed and returned will be voted “FOR” this proposal unless you specify otherwise.

PROPOSAL 4:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO designate the courts of the state of Wisconsin as the exclusive forum for certain legal actions

General

Our Board of Directors, after careful consideration, has approved and adopted, and recommends that our shareholders approve, this proposal to designate the courts of the State of Wisconsin, to the fullest extent permitted by law, as the sole and exclusive forum for specified legal actions unless otherwise consented to by the Company (the “Forum Selection Amendment”), subject to the approval of the Company’s shareholders. This designation would apply to: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the

Company or the Company’s shareholders; (iii) any action asserting a claim arising pursuant to any provision of the WBCL, the Articles or the Bylaws; or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said courts having personal jurisdiction over the indispensable parties named as defendants therein.

This proposal would add new Article XI of the Articles to read in its entirety as follows:

“ARTICLE XI FORUM FOR ADJUDICATION OF DISPUTES

Unless the Corporation consents in writing to the selection of an alternative forum, the courts of the State of Wisconsin shall be the sole and exclusive forum for: (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s shareholders; (c) any action asserting a claim arising pursuant to any provision of the WBCL, these Articles of Incorporation or the bylaws; or (d) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said courts having personal jurisdiction over the indispensable parties named as defendants therein.  Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.”

Reasons for, and Effects of, the Forum Selection Amendment

The Articles currently do not include any provisions with respect to a forum for adjudication of disputes.  The Bylaws include a provision similar to the Forum Selection Amendment, and potential plaintiffs are already subject to this limitation.  The Board believes that it is in the best interests of the Company to also include this provision in the Amended Articles to be consistent with the existing Bylaws and good corporate governance and to benefit the Company and its shareholders by reducing the cost and disruption of multi-forum litigation.

Plaintiffs seeking to bring claims for matters to which the Forum Selection Amendment relates could bring duplicative suits in multiple jurisdictions or choose a forum state that may not apply Wisconsin law, our state of incorporation, to the Company’s internal affairs in the same manner as the state or federal court of general jurisdiction in Wisconsin would be expected to do. The Forum Selection Amendment is intended to avoid subjecting the Company to multiple lawsuits in multiple jurisdictions on the same matter. While an exclusive forum provision may limit a shareholder’s ability to bring a claim in a judicial forum that the shareholder finds favorable for disputes within the scope described above, and may discourage shareholder lawsuits with respect to such claims, our Board believes that the ability to require such actions to be brought in a single forum provides numerous benefits to the Company and our shareholders.

Specifically, the Company and our shareholders benefit from having disputes resolved by the state or federal court of general jurisdiction in Wisconsin.  The state or federal courts of general jurisdiction in Wisconsin, have experienced jurists who have a deep understanding of Wisconsin corporate law and the duties of directors and officers of Wisconsin corporations. By ensuring that intra-corporate disputes are heard in a Wisconsin court, we and our shareholders avoid costly and duplicative litigation, the risk that Wisconsin law would be misapplied by a court in another jurisdiction and the risk of inconsistent outcomes when two similar cases proceed in different courts.

For these reasons, the Board of Directors believes that providing for the state or federal courts of general jurisdiction in Wisconsin as the exclusive forum for the types of disputes described above is in the best interests of the Company and our shareholders. At the same time, the proposed amendment still gives the Company the flexibility to consent to an alternative forum on a case-by-case basis where we determine that our interests and those of our shareholders are best served by permitting a dispute to proceed in a forum other than the state or federal courts of general jurisdiction in Wisconsin.

Because the provisions of the Forum Selection Amendment are already included in the Bylaws, the Board of Directors does not believe that the Forum Selection Amendment represents a change in current corporate governance of the Company.  However, the Board of Directors believes that including the Forum Selection Amendment in the Articles, as opposed to relying solely on the provisions of the Bylaws, which may be amended by action of our Board, is desirable, as such a change will require approval of our Board of Directors and shareholders in the future to modify or remove such provisions rather than just a majority of our Board of Directors.

This action by our Board is not being taken in reaction to any specific litigation confronting the Company; rather, it is being taken to prevent potential future harm to the Company and our shareholders.  Nonetheless, the Board believes that it is prudent and in the best interest of our shareholders to take this preventive measure.

Although exclusive forum selection provisions such as the one we are proposing are becoming increasingly common, and we know of no reason a court in another state would not be willing to enforce its terms, no assurance can be given that all courts outside of Wisconsin will enforce the terms of the Forum Selection Amendment and transfer any covered proceeding to a Wisconsin court.

Please note that this discussion of Proposal 4 is a summary of the material terms of the Forum Selection Amendment, and is qualified in its entirety by reference to the provision in Article XI of the Amended Articles to be affected by the Forum Selection Amendment, which is included in Appendix A to this proxy statement and is incorporated by reference herein. This summary may not contain all of the information that is important to you. We encourage you to read Appendix A in its entirety.

Shareholder Vote Necessary to Approve the Forum Selection Amendment

In accordance with the WBCL, approval of the Forum Selection Amendment requires the affirmative vote of a majority of the votes cast at the Annual Meeting on the Forum Selection Amendment. Abstentions and broker non-votes with respect to this proposal will have no effect on this proposal.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the approval of the Forum Selection Amendment.  Proxies properly signed and returned will be voted “FOR” this proposal unless you specify otherwise.

PROPOSAL 5:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

County’s independent registered public accounting firm for the fiscal year ended December 31, 2016 was CliftonLarsonAllen LLP.  County’s Audit Committee has also appointed CLA as its independent registered public accounting firm for the fiscal year ending December 31, 2017.  Although County’s shareholders are not required to vote on the appointment of County’s independent registered public accounting firm, it is presenting this selection to its shareholders for ratification.  Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the Board of Directors’ appointment of CLA as County’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  Even if the appointment of CLA is ratified by the shareholders, the Audit Committee, in its discretion, could decide to terminate the engagement of CLA and to engage another firm if the Audit Committee determines such action is necessary or desirable.  If the appointment of CLA is not ratified, the Audit Committee will reconsider the appointment, but also may decide to maintain the appointment.  County has been advised by CLA that they are independent certified public accountants with respect to County within the meaning of the Exchange Act and the rules and regulations promulgated thereunder.

Representatives of CLA are expected to attend the Annual Meeting.  They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the meeting.

The Board of Directors recommends a vote FOR the ratification of CLA as County’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  Proxies properly signed and returned will be voted “FOR” this proposal unless you specify otherwise.

For services rendered in 2016 and 2015 by CLA, the following fees were billed for the audit of County’s annual consolidated financial statements for the years ended December 31, 2016 and 2015, respectively and for other services:

Fees	2016	2015
Audit fees (1)	$227,983	$254,744
Audit-related fees (2)	57,064	2,490
Tax fees (3)	15,325	14,615
All other fees (4)	—	750
Total	$300,372	$272,599
(1)

Audit fees consist of fees billed for professional services rendered for the audit of County’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by CLA in connection with statutory and regulatory filings or engagements.  For 2015, this amount includes $55,857 of fees incurred in connection with our initial public offering, which consisted of incremental audit fees, fees relating to the consent and comfort letter, and fees with respect to the review of the registration statement and interim financial statements.

(2)	Audit-related fees consist of professional services incurred for the merger with Fox River Valley.
(3)	Tax fees consist of fees for professional services rendered for federal and state tax compliance, assistance with the IRS audit, tax advice and tax planning.
(4)	Other fees consist of fees incurred related to assistance in due diligence process for the merger with Fox River Valley.

The Audit Committee approves all engagements of independent auditors in advance, including approval of related fees and an annual budget for projects and fees.  Items that are not covered under the budget or fees that exceed the budget require approval by the Audit Committee prior to payment.  All of the services described above in 2016 and 2015 were pre-approved.

AUDIT COMMITTEE REPORT

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In this context, and in accordance with its charter, the Audit Committee has reviewed and discussed County’s audited financial statements for the fiscal year ended 2016 with management of County.  During these discussions, management represented to the Audit Committee that County’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.  In addition, the Audit Committee has discussed with CLA, County’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board.  The Audit Committee also has received the written disclosures from CLA required by applicable requirements of the Public Company Accounting Oversight Board regarding independent accountants communications with the Audit Committee concerning independence, and has discussed with CLA the firm’s independence from County and its management.  The Audit Committee has, on a continuing basis, considered the possibility of a conflict of interest arising as a result of CLA performing independent audit services and other non-audit services.  The Board of Directors is satisfied that the audit services have been provided in compliance with adequate standards for independence.

Based on its review and discussions with management and the auditors, the Audit Committee has recommended to the Board of Directors, and the Board of Directors subsequently approved the recommendation, that the audited consolidated financial statements of County be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

Submitted by the Audit Committee:

Edson P. Foster
Robert E. Matzke

Andrew J. Steimle
Kenneth R. Zacharias, Chairman

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires County’s executive officers, directors and persons who own more than 10% of our common stock to file reports concerning the ownership of County equity securities with the SEC.  County files the required reports on behalf of its officers and directors.  Based solely on our review of the copies of these forms, we are not aware that any of our directors, executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during the fiscal year ended December 31, 2016.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

General. The Audit Committee reviews all “related party transactions” for potential conflict of interest situations and approves such transactions. However, the Audit Committee is not responsible for reviewing and approving related party transactions that are reviewed and approved by another independent body of the Board of Directors. In approving or rejecting any related party transactions, the Audit Committee considers, among other things, the material facts of the transaction, including, but not limited to, whether the transaction is on the terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. A “related party transaction” is a transaction required to be disclosed under Item 404 of Regulation S-K under the Securities Act of 1933, as amended.  The Audit Committee’s policies and procedures for evaluating related party transactions is set forth in writing in its charter.

The following is a description of transactions in the year ended December 31, 2016, to which we have been a party or will be a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers or directors, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change of control arrangements, which are described under “Executive Compensation—Employment Agreements” and “Proposal :1 Election of Directors—Director Compensation.”

Loans and Extensions of Credit. The Sarbanes-Oxley Act generally prohibits loans to executive officers and directors of public companies. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by a bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made in the ordinary courses of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Bank and must not involve more than the normal risk of collectability or present other unfavorable features. The aggregate amount of our loans to our directors, executive officers and their related entities was $6.5 million and $1.5 million at December 31, 2016 and 2015, respectively. These loans were originated in compliance with applicable federal regulations and, as of December 31, 2016, were performing according to their original terms.

Other Transactions. Christopher Schneider, the brother of Timothy J. Schneider, our President and a director, received compensation of approximately $176,000 in 2016, in his capacity for the Bank as a Vice President-Senior Agricultural Banking Officer.

OTHER MATTERS

Shareholders may obtain a copy of our 2016 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2016, at no cost by writing or calling County Bancorp, Inc., Attention: Mark A. Miller, Secretary, 860 North Rapids Road, P.O. Box 700, Manitowoc, Wisconsin 54221-0700, telephone number (920) 686-5692.

Shareholder Proposals

Proposals intended for inclusion in the proxy statement for next year’s annual meeting of shareholders must be in writing and must be received by the Secretary of County at 860 North Rapids, P.O. Box 700, Manitowoc, Wisconsin 54221‑0700 no later than 120 calendar days before the date our proxy statement was released to shareholders in connection with the 2017 Annual Meeting. However, because County anticipates holding its 2018 annual meeting on Tuesday, May 15, 2018, which will be more than 30 days before the anniversary of the 2017 annual meeting, the SEC regulations provide that any proposals need to be received in a reasonable time before County begins to print and send its proxy materials. We expect to send our proxy materials to shareholders on or around April 4, 2018, so the date by which shareholder proposals for the 2018 annual meeting need to be received by County for inclusion in our proxy statement and form of proxy is set at December 5, 2017.  To be considered for inclusion in County’s proxy statement and proxy form for an annual meeting, the shareholder proposal must be submitted on a timely basis and the proposal and proponent thereof must meet the requirements established by the SEC for shareholder proposals.

In addition, County’s Bylaws provide that a shareholder wishing to nominate a candidate for election to the Board of Directors or to have any other matter considered by the shareholders at the annual meeting must give County written notice of such proposal, together with specified accompanying information, not less than ninety (90) days prior to the annual meeting in order to be considered at the meeting.  However, such proposals will not be included in County’s 2018 annual meeting proxy statement unless they further comply with the requirements set forth in the paragraph above.  The 2018 annual meeting is tentatively scheduled for Tuesday, May 15, 2018, so any proposal and related information must be received no later than February 14, 2018.  The purpose of this provision of the Bylaws is to assure adequate notice of and information regarding any such matter as to which shareholder action may be sought.  No nominees or proposals have been received to date relating to the Annual Meeting.

By Order of the Board of Directors

Mark A. Miller

Mark A. Miller
Secretary
County Bancorp, Inc.

Appendix A

Second Amended and Restated Articles of Incorporation

See Attached.

Appendix A

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

COUNTY BANCORP, INC.

These Second Amended and Restated Articles of Incorporation shall supersede and replace the heretofore existing Amended and Restated Articles of Incorporation and all amendments thereto of County Bancorp, Inc., a Wisconsin corporation organized under Chapter 180 of the Wisconsin Statutes:

ARTICLE I NAME

The name of the Corporation is County Bancorp, Inc. (the “Corporation”).

ARTICLE II PURPOSES

The purpose for which this Corporation is organized is to engage in any lawful activity within the purposes for which corporations may be organized under the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes (hereinafter referred to as the “WBCL”).

ARTICLE III CAPITAL STOCK

The aggregate number of shares which the Corporation shall have the authority to issue is fifty million, six hundred thousand (50,600,000). The designation of each class of shares, the authorized number of shares of each class and the par value thereof per share shall be as follows:

Designation of Class of Stock	Par Value Per Share	Authorized Number of Shares
Common Stock	0.01	50,000,000
Preferred Stock
Consisting of:
Series B Nonvoting Noncumulative Perpetual Preferred Stock	0.01	15,000
Not Classified	0.01	585,000

For avoidance of doubt, there is intentionally no provision made here for: (i) “Series A” preferred stock: effective May 16, 2009, former Series A preferred stock has been extinguished, and all formerly authorized shares of Series A preferred stock have been reclassified as Preferred Stock Not Classified; or (ii) “Series C” preferred stock: effective February 23, 2016, former Series C preferred stock has been extinguished, and all formerly authorized shares of Series C preferred stock have been reclassified as Preferred Stock Not Classified.

The preferences, limitations and relative rights of shares of each class of stock shall be as follows:

Common Stock

Except as otherwise provided by law and subject to the rights of holders of any series of Preferred Stock, the holders of Common Stock shall be entitled to vote for the election of directors of the Corporation and for all other corporate purposes. Except as otherwise provided by law, upon any such vote, each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such shareholder. Subject to the rights of holders of any series of Preferred Stock, the holders of Common Stock shall be entitled to receive such dividends as may be declared thereon from time to time by the Board of Directors, in its discretion, out of any funds of the Corporation at the time legally available for payment of dividends on Common Stock. In the event of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after there have been paid to or set aside for the holders of any series of Preferred Stock the full preferential amounts, if any, to which they are entitled, the holders of outstanding Common Stock shall be entitled to share ratably, according to the number of shares held by each, in the remaining assets of the Corporation available for distribution.

Preferred Stock

The Corporation’s preferred stock shall consist of (i) Series B Nonvoting Noncumulative Perpetual Preferred Stock, and (ii)  Preferred Stock Not Classified, having the terms and relative rights and preferences provided below.

Series B Nonvoting Noncumulative Perpetual Preferred Stock. This series of preferred stock shall have the following relative rights and preferences:

1.	Title. The series shall be titled “Series B Nonvoting Noncumulative Perpetual Preferred Stock.”
2.

Definitions. In this Section, in addition to the terms defined elsewhere herein, the term “Series B Preferred” shall mean Series B Nonvoting Noncumulative Perpetual Preferred Stock and the term “Holder” (singularly, collectively the “Holders”) shall mean a record holder of Series B Nonvoting Noncumulative Perpetual Preferred Stock.

3.	Number of Shares. The Series B Preferred shall consist of fifteen thousand (15,000) shares.
4.	Voting Rights. Holders of Series B Preferred shall have no voting rights except to the extent that such voting rights may not be denied under the Wisconsin Business Corporation Law.
5.

No Conversion Rights. Shares of Series B Preferred shall not be convertible into or exchangeable for shares of common stock, shares of any other series of preferred stock, or any other class of capital stock of the Corporation except as provided in Paragraph 8.

6.	Dividends.
(a)

Holders of Series B Preferred shall be entitled to receive out of funds of the Corporation at the time legally available for such purpose, and subject to declaration thereof by the Board of Directors, dividends per share in an amount equal to the ‘‘Dividend Rate” (defined in (i), below) multiplied by the “Original Per-Share Purchase Price” (defined in (ii), below).

(i)

“Dividend Rate” means the greater of (A) a percentage rate per annum which is the sum of (i) the “Prime Rate” (hereinafter defined) and (ii) one-half of one percent (0.50%). “Prime Rate” means the Prime Rate of Interest (the highest quoted base rate on corporate loans at large U.S. money center commercial banks) as published in the “Money Rates” section of the most recent Midwest Edition of The Walt Street Journal, provided that if at any time the Prime Rate of Interest is no longer so published in the Midwest Edition of The Wall Street Journal published on the business day immediately preceding any Adjustment Date (as defined below), then “Prime Rate” shall mean the interest rate announced as its Prime Rate of interest by the largest commercial bank headquartered in the State of Wisconsin; and (B) four and 00/l00ths percent (4.00%) per annum (the “Minimum Rate”). If and at such times that the Dividend Rate under clause (A) of the preceding sentence shall exceed the Minimum Rate (or would exceed the Minimum Rate if adjusted as provided in this sentence), the Dividend Rate shall be adjusted from time to time each time there is a change in the Prime Rate (each an “Adjustment Date”).

(ii)	“Original Per-Share Purchase Price” means One Thousand and 00/100 Dollars ($1,000.00).

(b)

Dividends on all issued and outstanding shares of Series B Preferred shall accrue on a daily basis, initially from the date of issuance to last day of the calendar quarter next preceding the Dividend Payment Date (as hereinafter defined) and, thereafter, from the first day of each calendar quarter to and including the last day of such calendar quarter; and such dividends shall be computed on the basis of a 365 or 366-day year and actual days elapsed during the calendar quarter next preceding the Dividend Payment Date.

(c)

Dividends payable with respect to Series B Preferred shall have no preference in right of payment over dividends payable with respect to Common Stock or any other class or series of the Corporation’s capital stock.

(d)

Dividends payable with respect to Series B Preferred shall be noncumulative, and if a Quarterly Dividend is not declared by the Board of Directors the Holder(s) have no right to require payment thereof.

(e)

Subject to declaration thereof by the Board of Directors, dividends shall be payable with respect to the Series B Preferred on a date established by the Board of Directors but not earlier than the first calendar day of each February, May, August and November and not later than the 15th calendar day of each such month (each a “Dividend Payment Date”) to Holders of record on the fifteenth (15th) day of the next preceding month, unless the Board of Directors shall establish a different record date in accordance with applicable law. Each such dividend (a “Quarterly Dividend”) shall be in an amount equal to one-fourth (1/4) of the annual dividend determined as provided in Paragraph 6(a). Each Quarterly Dividend shall relate to the calendar quarter next preceding such Dividend Payment Date.

(f)	All dividends payable with respect to Series B Preferred shall be paid in cash and without interest.
7.	Liquidation and Rank.
(a)

In the event of a liquidation, dissolution, or winding up of the Corporation (whether voluntary or involuntary), the Holders shall be entitled to receive for each share Series B Preferred held, of out of the assets of the Corporation, whether such assets are capital or surplus of any nature, One Thousand and 00/100 Dollars ($1,000.00) and, in addition to such amount, a further amount equal to (i) any Quarterly Dividend for the preceding calendar quarter that has been declared but has not yet been paid; and (ii) the Quarterly Dividend unpaid and accumulated thereon prorated from the first day of the calendar quarter in which liquidation, dissolution, or winding up occurs to the effective date of such liquidation, dissolution, or winding up, and no more, before any payment shall be made or any assets distributed to the holders of common stock or any other class or series of the Corporation’s capital stock.

(b)

If upon such liquidation, dissolution, or winding up, whether voluntary or involuntary, the assets thus distributed among the Holders shall be insufficient to permit the payment to such Holders of the full preferential amounts, then the entire assets of the Corporation to be distributed shall be distributed ratably among the Holders.

(c)

In the event of any such liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, subject to all of the preferential rights of the Holders and all other classes or series of preferred stock on distribution or otherwise, the holders of Common Stock shall be entitled to receive ratably all of the remaining assets of the Corporation. A consolidation or merger of the Corporation with or into any other corporation or corporations shall be deemed to be a liquidation, dissolution, or winding up, within the meaning of this clause.

(d)

The Series B Preferred shall rank prior to any other class or series of the Corporation’s capital stock (except that the Series B Preferred shall rank equal and pari passu to any other series of preferred stock of the Corporation that by its express terms ranks equal and pari passu to the Series B Preferred) and in no event shall the Corporation redeem, purchase, retire or otherwise acquire for any consideration, or make any payment on account of a sinking fund or other similar fund for the redemption, purchase, retirement or acquisition of any other capital stock of the Corporation, or any warrant, right or option to purchase any thereof, or make any distribution in respect thereof, directly or indirectly, whether in cash, obligations or securities of the Corporation or other property prior to the redemption of all of the shares of Series B Preferred as provided herein.

8.	Conversion. Shares of Series B Preferred shall, at the election of the Holder(s) thereof, be converted into shares of Common Stock on the terms and conditions set forth in this Paragraph 8.
(a)

Each Holder shall have the right, upon the occurrence of either of the events set forth in (i) and (ii), below (each a “Conversion Event”) to require the Corporation to issue, in exchange for each share of Series B Nonvoting Noncumulative Perpetual Preferred Stock surrendered thereby, that number of shares of the Corporation’s $0.01 par value common stock (“Common Stock”) as determined in accordance with Subparagraphs (g) through (i) below.

(i)

The Corporation shall have failed to pay a Quarterly Dividend in the full amount as determined under Paragraph 6 within fifteen (15) calendar days of the applicable Dividend Payment Date on eight (8) separate Dividend Payment Dates (each such failure to be referred to as an “Omitted Dividend”); or

(ii)

The Corporation shall pay a dividend with respect to its Common Stock or any other class or series of the Corporation’s common or preferred capital stock at any time after four (4) Omitted Dividends have occurred.

The provisions of clauses (i) and (ii), above, shall apply and a Conversion Event shall occur regardless of whether (A) such Omitted Dividends occur with respect to consecutive or non-consecutive Dividend Payment Dates and (B) having so failed to pay a Quarterly Dividend with respect to Series B Preferred, the Corporation, subsequent to the 15th calendar day referred to in (i) above, shall thereafter pay such Quarterly Dividend.

(b)

The Holder(s)’ conversion right shall accrue and become exercisable (A) in the case of clause (i) of Subparagraph (a), above, on the latest date that the eighth (8th) Omitted Dividend would otherwise have been payable, or (B) in the case of clause (ii) of Subparagraph (a), above, on the date that the Corporation pays the dividend with respect to Common Stock or any other class or series of the Corporation’s capital stock (in either case, a “Conversion Right Effective Date”).

(c)

A Holder shall have full conversion rights as provided by this Paragraph 8 notwithstanding that such Holder may have acquired shares of Series B Preferred, whether directly from the Corporation or from another Holder, after one or more Omitted Dividends shall have occurred.

(d)

Each Holder’s conversion right must be exercised by written notice to the Corporation delivered after the Conversion Right Effective Date and before the next Quarterly Dividend is declared; if on the next Dividend Payment Date the Quarterly Dividend with respect to Series B Preferred is paid in accordance with the terms hereof, then the earliest Omitted Dividend that gave rise to the Holder’s conversion right will be disregarded. Any Holder’s failure to provide such notice within the time period specified in the preceding sentence shall constitute an irrevocable waiver of such Holder’s conversion right unless and until such time as such conversion right shall thereafter accrue based upon the next subsequent Omitted Dividend to occur.

(e)

Upon exercise of a conversion right hereunder, each Holder shall be entitled to receive, upon surrender of each share of Series B Preferred in exchange therefor, that number of shares of Common Stock having an aggregate “Common Stock Value” (as defined in Subparagraph (f), below) equal to the sum of (i) the Original Per-Share Purchase Price; (ii) any Quarterly Dividend for the preceding calendar quarter that has been declared but has not yet been paid; and (iii) the Quarterly Dividend unpaid and accumulated thereon prorated from the first day of the calendar quarter in which the Conversion Right Effective Date occurs to the issuance of such Common Stock, and no more.

(f)

For purposes of determining the number of shares of Common Stock issuable upon conversion under this Paragraph 8, “Common Stock Value” is the value of one (1) share of Common Stock and is the lesser of (i) the per-share value the Common Stock as provided in Subparagraph (g), below, determined as of the Conversion Right Effective Date; and (ii) the per-share value the Common Stock as provided in Subparagraph (g), below, determined as of the latest date that the first Omitted Dividend that gave rise to the conversion right would have been payable (each a “Valuation Date”).

(g)

As of each Valuation Date, the per-share value of the Common Stock shall be the most recent per-share appraised value of the Common Stock on an undiluted basis; provided, that if no appraisal was performed within the 18 months next preceding the Valuation Date, then the per-share value of the Common Stock shall be determined by multiplying (A) the ratio that the most recent (as of the applicable Valuation Date) per-share appraised value bears to per-share book value (per-share tangible equity) as of the date of such appraisal, by (B) per-share book value based on audited financial statements of the Corporation as of the year-end next preceding the year in which such Valuation Date occurs. In either case, the per-share appraised value used for this purpose shall not take into account any “minority discount” that may be reflected in such appraisal, but shall reflect the full appraised value of the Corporation. Until such time as there are no longer any shares of Series B Nonvoting Noncumulative Perpetual Preferred Stock outstanding, the Corporation shall maintain such records (including copies of all appraisals performed and copies of audited financial statements) as are necessary to make the determinations under this Subparagraph (g). Nothing in this Subparagraph (g) shall require the Corporation to secure an appraisal solely for the purpose of establishing the per-share value of the Common Stock. Further, nothing in this Subparagraph (g) shall require that the per-share value of the Common Stock be determined in an identical manner as of the two Valuation Dates.

(h)

Subject to Subparagraph (i), below, if applicable, the conversion right under this Paragraph 8 shall be exercised by any Holder only as to all (100%) of the shares of Series B Preferred held by such Holder on the Conversion Right Effective Date.

(i)

In all cases, if the number of shares of Common Stock issuable to any Holder upon conversion would cause such Holder to hold ten percent (l0.0%) or more of the then-issued and outstanding shares of Common Stock (on an undiluted basis, that is, without giving effect to any options or warrants to acquire Common Stock which may then be outstanding or to the issuance of Common Stock to any other Holder of Series B Preferred), then no shares of Common Stock shall be issued to such Holder upon conversion unless any required regulatory approval has been obtained; provided, however, that in lieu of seeking and obtaining such regulatory approval, such Holder may elect to convert only a portion of the Series B Preferred held thereby and shall retain record ownership of the remainder and shall have an ongoing right to exercise the conversion right hereunder with respect thereto.

(j)

In the case of a conversion right which arises as a result of the payment of a dividend on the Corporation’s Common Stock, as provided in Subparagraph (a)(ii), above, the effective date of the issuance of Common Stock upon conversion shall be adjusted such that the converting Holder shall be entitled to participate fully in such Common Stock dividend as if such shares of Common Stock had been held of record by such Holder as of the record date for such Common Stock dividend.

9.

Redemption. Shares of Series B Preferred shall be subject to redemption by the Corporation upon approval by the Federal Reserve Board, but otherwise at its election and in its sole and exclusive discretion, at any time upon thirty (30) days prior written notice given by the Corporation to the Holders at their address(es) set forth on the Corporation’s registration books therefore. The price per share at which such shares shall be redeemed (the “Redemption Price”) shall be One Thousand and 00/100 Dollars ($1,000.00) and, in addition to such amount, (i) the Quarterly Dividend for the next preceding calendar quarter if such Quarterly Dividend has been declared but has not yet been paid and (ii) a pro-rata share of the Quarterly Dividend for the current calendar quarter that would be payable if such Quarterly Dividend were declared by the Board of Directors. The Redemption Price shall be payable in cash by the Corporation to the lawful Holder or Holders on the Redemption Date set forth in such notice upon tender by such Holder or Holders of a certificate or certificates evidencing such shares at the principal office of the Corporation. Dividends shall cease to accrue on the Redemption Date notwithstanding any delay by the Holder or Holders in tendering its or their certificate or certificates.
10.

Restriction on Transfer. Shares of Series B Preferred may not be transferred, sold, conveyed, pledged or hypothecated (each a “Transfer”) by any Holder thereof without the prior express written consent of the Corporation, which consent shall not be unreasonably withheld, provided, that the Corporation may withhold such consent in its sole discretion (and such withholding shall be deemed not unreasonable) if any of the following conditions exist: (i) notice of redemption under Paragraph 9 has been given; (ii) such Transfer would require registration of common stock by the Corporation under federal or state securities laws; (iii) such Transfer would violate federal or state securities laws; (iv) such Transfer would cause the transferee to become an “interested stockholder” as defined in Section 180.1140(8)(a) of the Wisconsin Business Corporation Law; (v) such Transfer would cause transferee to hold sufficient shares to be subject to prior banking regulatory approval and such approval has not been obtained; or (vi) such Transfer would cause fewer than 500 shares of Series B Preferred to be held or record or beneficially by a single individual or entity.

Preferred Stock – Not Classified. Shares of other Preferred Stock may be issued from time to time in one or more series in any manner permitted by law pursuant to a resolution or resolutions adopted by the Board of Directors under authority hereby vested in it, each such series to be appropriately designated, prior to the issuance of any shares thereof, by some distinguishing letter, number or title. Prior to the issue of any shares of a series so established or to be established, the Board of Directors shall have full authority permitted by law and is hereby expressly empowered to fix, by resolution or resolutions, the relative rights and preferences of the shares of such series, including without limitation: (1) the number of shares to constitute each such series, and the designation of each such series; (2) the dividend rate of each such series, the conditions and dates upon which such dividends shall be payable, the relationship which such dividends shall bear to the dividends payable on any other class or classes or on any other series of any class or classes of stock, and whether such dividends shall be cumulative, noncumulative or partially cumulative; (3) whether the shares of each such series shall be subject to redemption by the Corporation and if made subject to such redemption, the times, prices and other terms and conditions of such redemption; (4) whether or not the securities of the Corporation, including shares of any other class, classes or series of any other class or classes of stock of the Corporation, or any debt securities of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates of exchange, adjustments, and other terms and conditions of such conversion or exchange; (5) the rights of the holders of the shares of each such series upon the dissolution of, or upon the distribution of the assets of, the Corporation; and (6) the extent to which the shares of each such series shall have voting rights and the manner in which such voting rights may be exercised and any restrictions or limitations on such voting rights.

ARTICLE IV PREEMPTIVE RIGHTS

No shareholder of the Corporation shall have any preemptive or other subscription rights nor be entitled, as of right, to purchase or subscribe for any part of the unissued or treasury stock of this Corporation or of any additional stock issued by reason of any increase in authorized capital stock of this Corporation or other securities, whether or not convertible into stock of the Corporation.

ARTICLE V BOARD OF DIRECTORS

The authorized number of directors of the Corporation which shall constitute the entire Board of Directors shall be such as from time to time shall be fixed by the Bylaws or determined by a majority of the then authorized number of directors, but in no case shall the authorized number of directors be less than ten (10). The directors shall be divided with respect to the time for which they severally hold office into three (3) classes, as nearly equal in number as possible, as determined by the Board of Directors, with the members of each class to hold office until their successors have been elected and qualified, or until their earlier resignation or removal.

ARTICLE VI SHAREHOLDER ACTIONS

The Bylaws may provide that any action required or permitted by the WBCL to be taken at a shareholders’ meeting to be taken without a meeting by shareholders who would be entitled to vote at a meeting holding shares with voting power sufficient to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted.

ARTICLE VII STATUTORY ELECTION

By virtue of this Article VII and pursuant to Section 180.1143(1) of the WBCL, the Corporation elects to be subject to the provisions of Sections 180.1140 to 180.1144 of the WBCL, and such provisions shall apply to a business combination of the Corporation with an interested stockholder, as said terms are defined in the WBCL.

ARTICLE VIII LIABILITY OF DIRECTORS AND OFFICERS

To the fullest extent permitted by the WBCL, as the same exists or may hereafter be amended, no person who is or was an officer or director of the Corporation shall be personally liable to the Corporation or its shareholders for damages, settlements, fees, fines, penalties, or other monetary liabilities arising from a breach of, or failure to perform, any duty arising solely out of his or her status as an officer or director. Any amendment or repeal of this Article VIII (or of the applicable provisions of the WBCL) shall not adversely affect the rights of any officer or director hereunder (or thereunder) with respect to acts or omissions of such officer or director occurring prior to such amendment or repeal.

ARTICLE IX INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Corporation shall, to the fullest extent permitted or required by Sections 180.0850 to 180.0859, inclusive, of the WBCL, including any amendments thereto (but in the case of any such amendment, only to the extent such amendment permits or requires the Corporation to provide broader indemnification rights than prior to such amendment), indemnify its Directors and Officers against any and all Liabilities, and advance any and all reasonable Expenses, incurred thereby in any Proceeding to which any such Director or Officer is a Party because he or she is or was a Director or Officer of the Corporation. The rights to indemnification granted hereunder shall not be deemed exclusive of any other rights to indemnification against Liabilities or the advancement of Expenses which a Director or Officer may be entitled under any written agreement, board resolution, vote of shareholders, the WBCL or otherwise. The Corporation may, but shall not be required to, supplement the foregoing rights to indemnification against Liabilities and advancement of Expenses under this Article IX by the purchase of insurance on behalf of any one or more of such Directors or Officers, whether or not the Corporation would be obligated to indemnify or advance Expenses to such Director or Officer under this Article IX. All capitalized terms used in this Article IX and not otherwise defined herein shall have the meaning set forth in Section 180.0850 of the WBCL.

ARTICLE X REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation is 860 North Rapids Road, P.O. Box 700, Manitowoc, Wisconsin 54221-0700, and the name of the registered agent at such address is Mark A. Miller.

ARTICLE XI FORUM FOR ADJUDICATION OF DISPUTES

Unless the Corporation consents in writing to the selection of an alternative forum, the courts of the State of Wisconsin shall be the sole and exclusive forum for: (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s shareholders; (c) any action asserting a claim arising pursuant to any provision of the WBCL, these Articles of Incorporation or the bylaws; or (d) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said courts having personal jurisdiction over the indispensable parties named as defendants therein.  Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

. IMPORTANT ANNUAL MEETING INFORMATION MMMMMMMMMMMM Admission Ticket MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext MMMMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 20, 2017. Vote by Internet • Go to www.envisionreports.com/ ICBK • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card 1234 5678 9012 345 • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • A Proposals — The Board recommends a vote FOR all nominees, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, and FOR Proposal 5. 1. Election of Directors: a. Election of four Class III directors with terms ending in 2020: For Withhold For Withhold For Withhold 01 - Timothy J. Schneider 02 - Lynn D. Davis, Ph.D. 03 - Andrew J. Steimle 04 - Kenneth R. Zacharias 2. The approval of an amendment to the Articles of Incorporation of County Bancorp, Inc. (the “Articles”) to set the minimum number of directors at ten and to require three classes of directors. For Against Abstain 3. The approval of an amendment to the Articles to provide for mandatory indemnification of directors and officers of County Bancorp, Inc., to the fullest extent permitted by law. For Against Abstain 4. The approval of an amendment to the Articles to designate the courts of the state of Wisconsin as the exclusive forum for certain legal actions. 5. The ratification of the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm for County Bancorp, Inc. for the fiscal year ending December 31, 2017. Note: The proxies are authorized to vote, in their discretion, on such other business as may properly come before the meeting or any postponement or adjournment thereof. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE C 1234567890 J N T 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 3283221 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM + 02KUDC

. 2017 Annual Meeting Admission Ticket   20th Annual Meeting of  COUNTY BANCORP, INC. Shareholders  June 20, 2017  6:00 PM local time  Holiday Inn Manitowoc  4601 Calumet Avenue  Manitowoc, WI 54220    Upon arrival, please present this admission ticket  and photo identification at the registration desk.    •  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    Proxy — County Bancorp, Inc.  +  2017 Annual Meeting of Shareholders  Proxy Solicited by Board of Directors for Annual Meeting — June 20, 2017   Timothy J. Schneider, President, and Mark A. Miller, Secretary, or either of them, each with the power of substitution, are hereby authorized to represent  and vote the shares of the shareholder signing on the reverse side, with all the powers which such shareholder would possess if personally present, at the  Annual Meeting of Shareholders of County Bancorp, Inc. to be held on June 20, 2017 or at any postponement or adjournment thereof.   Shares represented by this proxy will be voted in the manner directed herein. If no such directions are indicated, the proxies will have authority  to vote FOR all nominees, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, and FOR Proposal 5.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement  or adjournment thereof.   (Items to be voted appear on reverse side.)    Non-Voting Items  Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance  Mark the box to the right  if you plan to attend the  Annual Meeting.    IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.   +